Exhibit 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 15, 2005 and covers activity from May 26, 2005 through June 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of July 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Susanne L. Miller
                                                -------------------------------
                                                Name:  Susanne L. Miller
                                                Title: Vice President
                                                       Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                Trust Totals

Number of days in period                                                    30
Beginning Principal Receivable Balance                       26,767,033,553.23
Special Funding Account Balance                                           0.00
Beginning Total Principal Balance                            26,767,033,553.23
Finance Charge Collections (excluding                           431,568,475.82
 Recoveries)
Recoveries                                                       20,269,038.73
Total Collections of Finance Charge Receivables                 451,837,514.55
Total Collections of Principal Receivables                    6,873,709,703.97
Monthly Payment Rate                                                  25.6798%
Defaulted amount                                                 97,200,737.56
Annualized Default Rate                                                4.3779%
Trust Portfolio Yield                                                 16.1196%
New Principal Receivables                                     7,216,876,620.18
Ending Principal Receivables Balance                         27,012,999,731.88
Ending Required Minimum Principal Balance                    22,122,250,000.00
Ending Transferor Amount                                      6,337,999,731.88
Ending Special Funding Account Balance                                    0.00
Ending Total Principal Balance                               27,012,999,731.88

B. Series Allocations                                       Series 2000-4      Series 2000-5      Series 2001-1      Series 2001-2
---------------------                                       -------------      -------------      -------------      -------------

Group Number                                                            2                  2                 2                   1
Invested Amount                                          1,212,122,000.00     787,878,000.00    750,000,000.00      250,000,000.00
Adjusted Invested Amount                                 1,212,122,000.00     787,878,000.00    750,000,000.00      250,000,000.00
Principal Funding Account Balance                                    0.00               0.00              0.00                0.00
Series Required Transferor Amount                           84,848,540.00      55,151,460.00     52,500,000.00       17,500,000.00
Series Allocation Percentage                                        5.86%              3.81%             3.63%               1.21%
Series Alloc. Finance
 Charge Collections                                         26,490,069.74      17,218,516.92     16,390,720.00        5,463,573.33
Series Allocable Recoveries                                  1,188,321.54         772,407.72        735,273.47          245,091.16
Series Alloc. Principal Collections                        402,987,896.19     261,941,700.32    249,348,598.69       83,116,199.56
Series Allocable Defaulted Amount                            5,698,628.90       3,704,102.67      3,526,024.34        1,175,341.45

B. Series Allocations                     Series 2001-3     Series 2001-4      Series 2001-5      Series 2001-6      Series 2001-7
---------------------                     -------------     -------------      -------------      -------------      -------------

Group Number                                          2                 2                  2                 2                   2
Invested Amount                          750,000,000.00    725,000,000.00     500,000,000.00    700,000,000.00      650,000,000.00
Adjusted Invested Amount                 750,000,000.00    725,000,000.00     500,000,000.00    700,000,000.00      650,000,000.00
Principal Funding Account Balance                  0.00              0.00               0.00              0.00                0.00
Series Required Transferor Amount         52,500,000.00     50,750,000.00      35,000,000.00     49,000,000.00       45,500,000.00
Series Allocation Percentage                      3.63%             3.51%              2.42%             3.39%               3.14%
Series Alloc. Finance
 Charge Collections                       16,390,720.00     15,844,362.66      10,927,146.66     15,298,005.33       14,205,290.66
Series Allocable Recoveries                  735,273.47        710,764.36         490,182.32        686,255.24          637,237.01
Series Alloc. Principal Collections      249,348,598.69    241,036,978.74     166,232,399.13    232,725,358.78      216,102,118.87
Series Allocable Defaulted Amount          3,526,024.34      3,408,490.19       2,350,682.89      3,290,956.05        3,055,887.76

B. Series Allocations                    Series 2002-1     Series 2002-2      Series 2002-3      Series 2002-4      Series 2002-5
---------------------                     -------------     -------------      -------------      -------------      -------------

Group Number                                          2                 2                  2                 2                   2
Invested Amount                          920,000,000.00    940,000,000.00     920,000,000.00    500,000,000.00      600,000,000.00
Adjusted Invested Amount                 920,000,000.00    940,000,000.00     920,000,000.00    500,000,000.00      600,000,000.00
Principal Funding Account Balance                  0.00              0.00               0.00              0.00                0.00
Series Required Transferor Amount         64,400,000.00     65,800,000.00      64,400,000.00     35,000,000.00       42,000,000.00
Series Allocation Percentage                      4.45%             4.55%              4.45%             2.42%               2.90%
Series Alloc. Finance
 Charge Collections                       20,105,949.86     20,543,035.73      20,105,949.86     10,927,146.66       13,112,576.00
Series Allocable Recoveries                  901,935.46        921,542.75         901,935.46        490,182.32          588,218.78
Series Alloc. Principal Collections      305,867,614.40    312,516,910.36     305,867,614.40    166,232,399.13      199,478,878.95
Series Allocable Defaulted Amount          4,325,256.52      4,419,283.84       4,325,256.52      2,350,682.89        2,820,819.47

B. Series Allocations                     Series 2002-6     Series 2003-1      Series 2003-2      Series 2003-3      Series 2003-4
---------------------                     -------------     -------------      -------------      -------------      -------------

Group Number                                          2                 2                  2                 2                   1
Invested Amount                          720,000,000.00    920,000,000.00   1,100,000,000.00    750,000,000.00      680,000,000.00
Adjusted Invested Amount                 720,000,000.00    920,000,000.00   1,100,000,000.00    750,000,000.00      680,000,000.00
Principal Funding Account Balance                  0.00              0.00               0.00              0.00                0.00
Series Required Transferor Amount         50,400,000.00     64,400,000.00      77,000,000.00     52,500,000.00       47,600,000.00
Series Allocation Percentage                      3.48%             4.45%              5.32%             3.63%               3.29%
Series Alloc. Finance
 Charge Collections                       15,735,091.20     20,105,949.86      24,039,722.66     16,390,720.00       14,860,919.46
Series Allocable Recoveries                  705,862.53        901,935.46       1,078,401.09        735,273.47          666,647.95
Series Alloc. Principal Collections      239,374,654.75    305,867,614.40     365,711,278.08    249,348,598.69      226,076,062.81
Series Allocable Defaulted Amount          3,384,983.36      4,325,256.52       5,171,502.36      3,526,024.34        3,196,928.73

B. Series Allocations                     Series 2004-1     Series 2004-2      Series 2004-3      Series 2004-4      Series 2004-5
---------------------                     -------------     -------------      -------------      -------------      -------------

Group Number                                          2                 2                  1                 2                   2
Invested Amount                          800,000,000.00    400,000,000.00     600,000,000.00  1,100,000,000.00    1,000,000,000.00
Adjusted Invested Amount                 800,000,000.00    400,000,000.00     600,000,000.00  1,100,000,000.00    1,000,000,000.00
Principal Funding Account Balance                  0.00              0.00               0.00              0.00                0.00
Series Required Transferor Amount         56,000,000.00     28,000,000.00      42,000,000.00     77,000,000.00       70,000,000.00
Series Allocation Percentage                      3.87%             1.93%              2.90%             5.32%               4.84%
Series Alloc. Finance
 Charge Collections                       17,483,434.66      8,741,717.33      13,112,576.00     24,039,722.66       21,854,293.33
Series Allocable Recoveries                  784,291.70        392,145.85         588,218.78      1,078,401.09          980,364.63
Series Alloc. Principal
Collections                              265,971,838.61    132,985,919.30     199,478,878.95    365,711,278.08      332,464,798.26
Series Allocable
Defaulted Amount                           3,761,092.63      1,880,546.31       2,820,819.47      5,171,502.36        4,701,365.78

B. Series Allocations                  Series 2005-1     Series 2005-2    Series 2005-3     Series 2005-4       Trust Total
---------------------                  -------------     -------------    -------------     -------------       -----------

Group Number                                       2                 2                2                2
Invested Amount                       600,000,000.00    600,000,000.00   700,000,000.00   500,000,000.00   20,675,000,000.00
Adjusted Invested Amount              600,000,000.00    600,000,000.00   700,000,000.00   500,000,000.00   20,675,000,000.00
Principal Funding Account Balance               0.00              0.00             0.00             0.00                0.00
Series Required Transferor Amount      42,000,000.00     42,000,000.00    49,000,000.00    35,000,000.00    1,447,250,000.00
Series Allocation Percentage                   2.90%             2.90%            3.39%            2.42%                100%
Series Alloc. Finance
 Charge Collections                    13,112,576.00     13,112,576.00    15,298,005.33    10,927,146.66      451,837,514.55
Series Allocable Recoveries               588,218.78        588,218.78       686,255.24       490,182.32       20,269,038.73
Series Alloc. Principal Collections   199,478,878.95    199,478,878.95   232,725,358.78   166,232,399.13    6,873,709,703.97
Series Allocable Defaulted Amount       2,820,819.47      2,820,819.47     3,290,956.05     2,350,682.89       97,200,737.56

C. Group Allocations

1. Group 1 Allocations                 Series 2001-2     Series 2003-4    Series 2004-3                        Group 1 Total
----------------------                 -------------     -------------    -------------                        -------------
Invested Amount                       250,000,000.00    680,000,000.00   600,000,000.00                     1,530,000,000.00
Investor Finance
 Charge Collections                     4,220,093.29     11,478,653.74    10,128,223.89                        25,826,970.92

Investor Monthly Interest               1,133,020.83      1,068,081.67     2,153,600.00                         4,354,702.50
Investor Default Amount                   907,840.02      2,469,324.87     2,178,816.06                         5,555,980.95
Investor Monthly Fees                     416,666.67      1,133,333.33     1,000,000.00                         2,550,000.00
Investor Additional Amounts                     0.00              0.00             1.00                                 0.00
Total                                   2,457,527.52      4,670,739.87     5,332,416.06                        12,460,683.45

Reallocated Investor Finance
 Charge Collections                     4,641,561.43     10,611,312.08    10,574,097.42                        25,826,970.92
Available Excess                        2,184,033.90      5,940,572.21     5,241,681.36                        13,366,287.47

2. Group 2 Allocations                                   Series 2000-4    Series 2000-5     Series 2001-1      Series 2001-3
----------------------                                   -------------    -------------     -------------      -------------
Invested Amount                                       1,212,122,000.00   787,878,000.00   750,000,000.00      750,000,000.00
Investor Finance
 Charge Collections                                      20,473,769.67    13,307,928.64    12,660,279.86       12,660,279.86

Investor Monthly Interest                                 3,606,643.87     2,241,118.80     2,135,375.00        2,128,218.75
Investor Default Amount                                   4,401,651.46     2,861,068.73     2,723,520.07        2,723,520.07
Investor Monthly Fees                                     2,020,203.33     1,313,130.00     1,250,000.00        1,250,000.00
Investor Additional Amounts                                       0.00             0.00             0.00                0.00
Total                                                    10,028,498.66     6,415,317.53     6,108,895.07        6,101,738.82

Reallocated Investor Finance
 Charge Collections                                      20,653,095.39    13,321,294.00    12,682,860.02       12,675,703.77
Investment Funding
 Account Proceeds                                                 0.00
Available Excess                                         10,637,294.72     6,914,230.47     6,573,964.95        6,573,964.95

2. Group 2 Allocations                 Series 2001-4     Series 2001-5    Series 2001-6     Series 2001-7      Series 2002-1
----------------------                 -------------     -------------    -------------     -------------      -------------
Invested Amount                       725,000,000.00    500,000,000.00   700,000,000.00   650,000,000.00      920,000,000.00
Investor Finance
 Charge Collections                    12,238,270.54      8,440,186.58    11,816,261.21    10,972,242.55       15,529,943.30

Investor Monthly Interest               2,057,278.13      1,438,333.33     1,980,125.00     1,839,120.83        2,599,191.67
Investor Default Amount                 2,632,736.07      1,815,680.05     2,541,952.07     2,360,384.06        3,340,851.29
Investor Monthly Fees                   1,208,333.33        833,333.33     1,166,666.67     1,083,333.33        1,533,333.33
Investor Additional Amounts                     0.00              0.00             0.00             0.00                0.00
Total                                   5,898,347.53      4,087,346.72     5,688,743.73     5,282,838.23        7,473,376.29

Reallocated Investor Finance
 Charge Collections                    12,253,180.31      8,469,990.01    11,824,444.35    10,980,274.52       15,537,439.96
Investment Funding
 Account Proceeds
Available Excess                        6,354,832.78      4,382,643.30     6,135,700.62     5,697,436.29        8,064,063.67

2. Group 2 Allocations                 Series 2002-2     Series 2002-3    Series 2002-4     Series 2002-5      Series 2002-6
----------------------                 -------------     -------------    -------------     -------------      -------------
Invested Amount                       940,000,000.00    920,000,000.00   500,000,000.00   600,000,000.00      720,000,000.00
Investor Finance
 Charge Collections                    15,867,550.76     15,529,943.30     8,445,424.58    10,128,223.89       12,153,868.67

Investor Monthly Interest               2,655,069.17      2,597,965.00     1,385,541.67     1,721,875.00        2,051,400.00
Investor Default Amount                 3,413,478.49      3,340,851.29     1,815,680.05     2,178,816.06        2,614,579.27
Investor Monthly Fees                   1,566,666.67      1,533,333.33       833,333.33     1,000,000.00        1,200,000.00
Investor Additional Amounts                     0.00              0.00             0.00             0.00                0.00
Total                                   7,635,214.32      7,472,149.62     4,034,555.05     4,900,691.06        5,865,979.27

Reallocated Investor Finance
 Charge Collections                    15,874,583.73     15,536,213.29     8,417,198.35    10,159,863.02       12,176,985.62
Investment Funding
 Account Proceeds
Available Excess                        8,239,369.40      8,064,063.67     4,387,881.30     5,259,171.96        6,311,006.35

2. Group 2 Allocations                Series 2003-1       Series 2003-2     Series 2003-3     Series 2004-1      Series 2004-2
----------------------                -------------       -------------     -------------     -------------      -------------
Invested Amount                      920,000,000.00    1,100,000,000.00    750,000,000.00    800,000,000.00      400,000,000.00
Investor Finance
 Charge Collections                   15,529,943.30       18,568,410.47     12,660,279.86     13,504,298.52        6,752,149.26

Investor Monthly Interest              2,599,191.67        3,105,529.17      2,116,406.25      2,236,700.00        1,150,000.00
Investor Default Amount                3,340,851.29        3,994,496.11      2,723,520.07      2,905,088.08        1,452,544.04
Investor Monthly Fees                  1,533,333.33        1,833,333.33      1,250,000.00      1,333,333.33          666,666.67
Investor Additional Amounts                    0.00                0.00              0.00              0.00                0.00
Total                                  7,473,376.29        8,933,358.61      6,089,926.32      6,475,121.41        3,269,210.71

Reallocated Investor Finance
 Charge Collections                   15,537,439.96       18,575,173.86     12,663,891.27     13,487,350.69        6,775,325.34
Investment Funding
 Account Proceeds
Available Excess                       8,064,063.67        9,641,815.26      6,573,964.95      7,012,229.28        3,506,114.64

2. Group 2 Allocations                Series 2004-4       Series 2004-5     Series 2005-1      Series 2005-2      Series 2005-3
----------------------                -------------       -------------     -------------      -------------      -------------
Invested Amount                    1,100,000,000.00    1,000,000,000.00    600,000,000.00    600,000,000.00      700,000,000.00
Investor Finance
 Charge Collections                   18,568,410.47       16,880,373.15     10,128,223.89     10,128,223.89       11,816,261.21

Investor Monthly Interest              3,078,579.17        2,796,083.33      1,641,875.00      1,684,300.00        1,781,966.67
Investor Default Amount                3,994,496.11        3,631,360.10      2,178,816.06      2,178,816.06        2,541,952.07
Investor Monthly Fees                  1,833,333.33        1,666,666.67      1,000,000.00      1,000,000.00        1,166,666.67
Investor Additional Amounts                    0.00                0.00              0.00              0.00                0.00
Total                                  8,906,408.61        8,094,110.10      4,820,691.06      4,863,116.06        5,490,585.40

Reallocated Investor Finance
 Charge Collections                   18,548,223.86       16,859,396.70     10,079,863.02     10,122,288.02       11,626,286.02
Investment Funding
 Account Proceeds
Available Excess                       9,641,815.26        8,765,286.60      5,259,171.96      5,259,171.96        6,135,700.62

2. Group 2 Allocations                Series 2005-4                                                                Group 2 Total
----------------------                -------------                                                                -------------
Invested Amount                      500,000,000.00                                                            19,145,000,000.00
Investor Finance
 Charge Collections                    8,440,186.58                                                               323,200,933.99

Investor Monthly Interest              1,304,722.22                                                               53,932,609.68
Investor Default Amount                1,815,680.05                                                               69,522,389.06
Investor Monthly Fees                    833,333.33                                                               31,908,333.33
Investor Additional Amounts                    0.00                                                                        0.00
Total                                  3,953,735.60                                                              155,363,332.07

Reallocated Investor Finance
 Charge Collections                    8,336,378.90                                                              323,174,743.99
Investment Funding
 Account Proceeds                                                                                                          0.00
Available Excess                       4,382,643.30                                                              167,837,601.92

                                         GROUP I             GROUP II
Group Investor Finance
Charge Collections                    25,826,970.92      323,174,743.99
Group Expenses                        12,460,683.45      155,363,332.07
Reallocable Investor Finance
Charge Collections                    13,366,287.47      167,811,411.92

II. Series 2000-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                     Series               Total Investor      Transferors
A. Investor/Transferor Allocations                Allocations                Interest           Interest
----------------------------------                -----------                --------           --------

Beginning Invested /Transferor Amount              1,569,282,236.74     1,212,122,000.00     357,160,236.74
Beginning Adjusted Invested Amount                              N/A     1,212,122,000.00                N/A
Floating Allocation Percentage                                  N/A             77.2405%           22.7595%
Principal Allocation Percentage                                 N/A             77.2405%           22.7595%
Collections of Finance Chg. Receivables               26,490,069.74        20,473,769.67       6,028,998.07
Collections of Principal Receivables                 402,987,896.19       311,270,008.21      91,717,887.99
Defaulted Amount                                       5,698,628.90         4,401,651.46       1,296,977.43

Ending Invested / Transferor Amounts               1,583,702,600.29     1,212,122,000.00     371,580,600.29


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                  Class B            Interest                Total
--------------------------------------              -------                  -------            --------                -----

Principal Funding Account                                      0.00                 0.00               0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                 0.00               0.00                  0.00
Reserve Draw Amount                                            0.00                 0.00               0.00                  0.00
Available Reserve Account Amount                       5,000,000.00                 0.00               0.00          5,000,000.00
Reserve Account Surplus                                        0.00                 0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                      3.5350%              3.7600%            3.7200%
Monthly Interest Due                                   2,945,833.33           303,839.33         356,971.20          3,606,643.87
Outstanding Monthly Interest Due                               0.00                 0.00               0.00                  0.00
Additional Interest Due                                        0.00                 0.00               0.00                  0.00
Total Interest Due                                     2,945,833.33           303,839.33         356,971.20          3,606,643.87
Investor Default Amount                                3,631,360.10           352,132.99         418,158.38          4,401,651.46
Investor Monthly Fees Due                              1,666,666.67           161,616.67         191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,243,860.10           817,588.99         967,049.58         10,028,498.66

Reallocated Investor Finance
 Charge Collections                                                                                                 20,653,095.39
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                             12,698.00
Series Adjusted Portfolio Yield                                                                                          16.3251%
Base Rate                                                                                                                 5.6479%
Excess Spread Percentage                                                                                                 10.5309%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                  Class B            Interest                Total
--------------------------------------------        -------                  -------            --------                -----

Beginning Certificates Balance                     1,000,000,000.00        96,970,000.00     115,152,000.00      1,212,122,000.00
Interest Distributions                                 2,945,833.33           303,839.33         356,971.20          3,606,643.87
Interest Deposits - Interest Funding Account          (2,945,833.33)         (303,839.33)              0.00         (3,249,672.67)
Interest Funding Account Distributions                         0.00                 0.00               0.00                  0.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00               0.00                  0.00
Principal Distributions                                        0.00                 0.00               0.00                  0.00
Total Distributions                                            0.00                 0.00         356,971.20            356,971.20
Ending Interest Funding Account Balance                2,945,833.33           303,839.33               0.00          3,249,672.67
Ending Certificates Balance                        1,000,000,000.00        96,970,000.00     115,152,000.00      1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.95

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.95

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.13

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.13

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $356,971.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $356,971.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                     $17,049,268.46

          a.   Class A Monthly Interest:                        $2,945,833.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,631,360.10
          e.   Excess Spread:                                  $10,472,075.03

     2.   Class B Available Funds:                              $1,653,267.56

          a.   Class B Monthly Interest:                          $303,839.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,349,428.23

     3.   Collateral Available Funds:                           $1,963,257.36

          a.   Excess Spread:                                   $1,963,257.36

     4.   Total Excess Spread:                                 $13,784,760.62

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2000-4 Allocable Principal
          Collections:                                        $402,987,896.19

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                        $311,270,008.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $311,270,008.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,401,651.46

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $315,671,659.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $115,152,000.00

     2.   Required Collateral Invested Amount:                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $315,671,659.67

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                       $13,784,760.62
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $352,132.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $356,971.20
     9.   Applied to unpaid Monthly Servicing Fee:              $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $418,158.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                             $10,637,294.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.6479%
          b.   Prior Monthly Period                                   5.2684%
          c.   Second Prior Monthly Period                            5.1899%

     2.   Three Month Average Base Rate                               5.3687%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.3251%
          b.   Prior Monthly Period                                  15.8260%
          c.   Second Prior Monthly Period                           15.4839%

     4.   Three Month Average Series Adjusted Portfolio Yield      = 15.8783%

III. Series 2000-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations           Interest               Interest
----------------------------------                 -----------           --------               --------

Beginning Invested /Transferor Amount            1,020,031,770.83     787,878,000.00         232,153,770.83
Beginning Adjusted Invested Amount                            N/A     787,878,000.00                    N/A
Floating Allocation Percentage                                N/A           77.2405%               22.7595%
Principal Allocation Percentage                               N/A           77.2405%               22.7595%
Collections of Finance Chg. Receivables             17,218,516.92      13,307,928.64           3,918,842.28
Collections of Principal Receivables               261,941,700.32     202,325,171.50          59,616,528.82
Defaulted Amount                                     3,704,102.67       2,861,068.73             843,033.94

Ending Invested / Transferor Amounts             1,029,404,991.67     787,878,000.00         241,526,991.67


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                Class A            Class B                Interest                Total
--------------------------------------                -------            -------                --------                -----

Principal Funding Account                                    0.00               0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                       0.00               0.00                   0.00                  0.00
Reserve Draw Amount                                          0.00               0.00                   0.00                  0.00
Available Reserve Account Amount                     3,250,000.00               0.00                   0.00          3,250,000.00
Reserve Account Surplus                                      0.00               0.00                   0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                    3.3600%            3.6000%                3.7200%
Monthly Interest Due                                 1,820,000.00         189,090.00             232,028.80          2,241,118.80
Outstanding Monthly Interest Due                             0.00               0.00                   0.00                  0.00
Additional Interest Due                                      0.00               0.00                   0.00                  0.00
Total Interest Due                                   1,820,000.00         189,090.00             232,028.80          2,241,118.80
Investor Default Amount                              2,360,384.06         228,884.63             271,800.04          2,861,068.73
Investor Monthly Fees Due                            1,083,333.33         105,050.00             124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                            5,263,717.40         523,024.63             628,575.51          6,415,317.53

Reallocated Investor Finance
 Charge Collections                                                                                                 13,321,294.00
Interest and Principal Funding
 Investment Proceeds                                                                                                        0.00
Interest on Reserve Account                                                                                              8,254.00
Series Adjusted Portfolio Yield                                                                                          16.1658%
Base Rate                                                                                                                 5.4886%
Excess Spread Percentage                                                                                                 10.5309%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A            Class B                Interest                Total
--------------------------------------------          -------            -------                --------                -----

Beginning Certificates Balance                     650,000,000.00      63,030,000.00          74,848,000.00        787,878,000.00
Interest Distributions                               1,820,000.00         189,090.00             232,028.80          2,241,118.80
Principal Deposits - Prin. Funding Account                   0.00               0.00                   0.00                  0.00
Principal Distributions                                      0.00               0.00                   0.00                  0.00
Total Distributions                                  1,820,000.00         189,090.00             232,028.80          2,241,118.80
Ending Certificates Balance                        650,000,000.00      63,030,000.00          74,848,000.00        787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.80

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $232,028.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $232,028.80

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,996,888.10

          a.   Class A Monthly Interest:                        $1,820,000.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,360,384.06
          e.   Excess Spread:                                   $6,816,504.04

     2.   Class B Available Funds:                              $1,066,359.78

          a.   Class B Monthly Interest:                          $189,090.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $877,269.78

     3.   Collateral Available Funds:                           $1,266,300.12

          a.   Excess Spread:                                   $1,266,300.12

     4.   Total Excess Spread:                                  $8,960,073.94

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2000-5 Allocable Principal
          Collections:                                        $261,941,700.32

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                        $202,325,171.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $202,325,171.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,861,068.73

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $205,186,240.23

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $74,848,000.00

     2.   Required Collateral Invested Amount:                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $205,186,240.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                        $8,960,073.94
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $228,884.63
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $232,028.80
     9.   Applied to unpaid Monthly Servicing Fee:              $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $271,800.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,914,230.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4886%
          b.   Prior Monthly Period                                   5.3568%
          c.   Second Prior Monthly Period                            5.1532%

     2.   Three Month Average Base Rate                               5.3329%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1658%
          b.   Prior Monthly Period                                  15.8989%
          c.   Second Prior Monthly Period                           15.4398%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8348%

IV. Series 2001-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                           Series        Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------         --------            --------

Beginning Invested /Transferor Amount                  970,992,752.84    750,000,000.00      220,992,752.84
Beginning Adjusted Invested Amount                                N/A    750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A          77.2405%            22.7595%
Principal Allocation Percentage                                   N/A          77.2405%            22.7595%
Collections of Finance Chg. Receivables                 16,390,720.00     12,660,279.86        3,730,440.13
Collections of Principal Receivables                   249,348,598.69    192,598,192.39       56,750,406.30
Defaulted Amount                                         3,526,024.34      2,723,520.07          802,504.26

Ending Invested / Transferor Amounts                   979,915,346.98    750,000,000.00      229,915,346.98


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A           Class B             Interest                Total
--------------------------------------                   -------           -------             --------                -----

Principal Funding Account                                        0.00              0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00              0.00                0.00                  0.00
Reserve Draw Amount                                              0.00              0.00                0.00                  0.00
Available Reserve Account Amount                                 0.00              0.00                0.00                  0.00
Reserve Account Surplus                                          0.00              0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                        3.3600%           3.6400%             3.7200%
Monthly Interest Due                                     1,732,500.00        182,000.00          220,875.00          2,135,375.00
Outstanding Monthly Interest Due                                 0.00              0.00                0.00                  0.00
Additional Interest Due                                          0.00              0.00                0.00                  0.00
Total Interest Due                                       1,732,500.00        182,000.00          220,875.00          2,135,375.00
Investor Default Amount                                  2,246,904.06        217,881.61          258,734.41          2,723,520.07
Investor Monthly Fees Due                                1,031,250.00        100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,010,654.06        499,881.61          598,359.41          6,108,895.07

Reallocated Investor Finance Charge Collections                                                                     12,682,860.02
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1563%
Base Rate                                                                                                                 5.4918%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A           Class B             Interest                Total
--------------------------------------------             -------           -------             --------                -----

Beginning Certificates Balance                         618,750,000.00     60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                   1,732,500.00        182,000.00          220,875.00          2,135,375.00
Principal Deposits - Prin. Funding Account                       0.00              0.00                0.00                  0.00
Principal Distributions                                          0.00              0.00                0.00                  0.00
Total Distributions                                      1,732,500.00        182,000.00          220,875.00          2,135,375.00
Ending Certificates Balance                            618,750,000.00     60,000,000.00       71,250,000.00        750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.80

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.03

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.03

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $220,875.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $220,875.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,463,359.52

          a.   Class A Monthly Interest:                        $1,732,500.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,246,904.06
          e.   Excess Spread:                                   $6,483,955.46

     2.   Class B Available Funds:                              $1,014,628.80

          a.   Class B Monthly Interest:                          $182,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $832,628.80

     3.   Collateral Available Funds:                           $1,204,871.70

          a.   Excess Spread:                                   $1,204,871.70

     4.   Total Excess Spread:                                  $8,521,455.96

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-1 Allocable Principal
          Collections:                                        $249,348,598.69

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        $192,598,192.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $192,598,192.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,723,520.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $195,321,712.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,321,712.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                        $8,521,455.96
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $217,881.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $220,875.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $258,734.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,573,964.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4918%
          b.   Prior Monthly Period                                   5.3600%
          c.   Second Prior Monthly Period                            5.1565%

     2.   Three Month Average Base Rate                               5.3361%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1563%
          b.   Prior Monthly Period                                  15.9022%
          c.   Second Prior Monthly Period                           15.4431%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8339%

V. Series 2001-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------          --------             --------

Beginning Invested /Transferor Amount               323,664,250.95     250,000,000.00        73,664,250.95
Beginning Adjusted Invested Amount                             N/A     250,000,000.00                  N/A
Floating Allocation Percentage                                 N/A           77.2405%             22.7595%
Principal Allocation Percentage                                N/A           77.2405%             22.7595%
Collections of Finance Chg. Receivables               5,463,573.33       4,220,093.29         1,243,480.04
Collections of Principal Receivables                 83,116,199.56      64,199,397.46        18,916,802.10
Defaulted Amount                                      1,175,341.45         907,840.02           267,501.42

Ending Invested / Transferor Amounts                326,638,448.99     250,000,000.00        76,638,448.99


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A            Class B              Interest                Total
--------------------------------------                 -------            -------              --------                -----

Principal Funding Account                                     0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                        0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                           0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                              0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                       0.00               0.00                 0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                     5.5300%            5.8300%              4.0700%
Monthly Interest Due                                    996,552.08          72,875.00            63,593.75          1,133,020.83
Outstanding Monthly Interest Due                              0.00               0.00                 0.00                  0.00
Additional Interest Due                                       0.00               0.00                 0.00                  0.00
Total Interest Due                                      996,552.08          72,875.00            63,593.75          1,133,020.83
Investor Default Amount                                 785,281.62          54,470.40            68,088.00            907,840.02
Investor Monthly Fees Due                               360,416.67          25,000.00            31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                             2,142,250.37         152,345.40           162,931.75          2,457,527.52

Reallocated Investor Finance
 Charge Collections                                                                                                 4,641,561.43
Interest and Principal Funding
 Investment Proceeds                                                                                                        0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         18.1708%
Base Rate                                                                                                                7.5418%
Excess Spread Percentage                                                                                                10.4834%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A            Class B              Interest                Total
--------------------------------------------           -------            -------              --------                -----

Beginning Certificates Balance                      216,250,000.00      15,000,000.00        18,750,000.00        250,000,000.00
Interest Distributions                                  996,552.08          72,875.00            63,593.75          1,133,020.83
Principal Deposits - Prin. Funding Account                    0.00               0.00                 0.00                  0.00
Principal Distributions                                       0.00               0.00                 0.00                  0.00
Total Distributions                                     996,552.08          72,875.00            63,593.75          1,133,020.83
Ending Certificates Balance                         216,250,000.00      15,000,000.00        18,750,000.00        250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $63,593.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $63,593.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $4,014,950.63

          a.   Class A Monthly Interest:                          $996,552.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $785,281.62
          e.   Excess Spread:                                   $2,233,116.93

     2.   Class B Available Funds:                                $278,493.69

          a.   Class B Monthly Interest:                           $72,875.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $205,618.69

     3.   Collateral Available Funds:                             $348,117.11

          a.   Excess Spread:                                     $348,117.11

     4.   Total Excess Spread:                                  $2,786,852.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-2 Allocable Principal
          Collections:                                         $83,116,199.56

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                         $64,199,397.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $64,199,397.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $907,840.02

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $65,107,237.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $18,750,000.00

     2.   Required Collateral Invested Amount:                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $65,107,237.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                        $2,786,852.72
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                 $54,470.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $63,593.75
     9.   Applied to unpaid Monthly Servicing Fee:                $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $68,088.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $2,184,033.90

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.5418%
          b.   Prior Monthly Period                                   7.5319%
          c.   Second Prior Monthly Period                            7.2883%

     2.   Three Month Average Base Rate                               7.4540%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                18.1708%
          b.   Prior Monthly Period                                  17.9201%
          c.   Second Prior Monthly Period                           17.4691%

     4.   Three Month Average Series Adjusted Portfolio Yield        17.8533%

VI. Series 2001-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations           Interest               Interest
----------------------------------                  -----------           --------               --------

Beginning Invested /Transferor Amount              970,992,752.84      750,000,000.00         220,992,752.84
Beginning Adjusted Invested Amount                            N/A      750,000,000.00                    N/A
Floating Allocation Percentage                                N/A            77.2405%               22.7595%
Principal Allocation Percentage                               N/A            77.2405%               22.7595%
Collections of Finance Chg. Receivables             16,390,720.00       12,660,279.86           3,730,440.13
Collections of Principal Receivables               249,348,598.69      192,598,192.39          56,750,406.30
Defaulted Amount                                     3,526,024.34        2,723,520.07             802,504.26

Ending Invested / Transferor Amounts               979,915,346.98      750,000,000.00         229,915,346.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A             Class B                Interest                Total
--------------------------------------                -------             -------                --------                -----

Principal Funding Account                                    0.00                0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                0.00                   0.00                  0.00
Reserve Draw Amount                                          0.00                0.00                   0.00                  0.00
Available Reserve Account Amount                             0.00                0.00                   0.00                  0.00
Reserve Account Surplus                                      0.00                0.00                   0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                    3.3500%             3.6000%                3.7200%
Monthly Interest Due                                 1,727,343.75          180,000.00             220,875.00          2,128,218.75
Outstanding Monthly Interest Due                             0.00                0.00                   0.00                  0.00
Additional Interest Due                                      0.00                0.00                   0.00                  0.00
Total Interest Due                                   1,727,343.75          180,000.00             220,875.00          2,128,218.75
Investor Default Amount                              2,246,904.06          217,881.61             258,734.41          2,723,520.07

Investor Monthly Fees Due                            1,031,250.00          100,000.00             118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,005,497.81          497,881.61             598,359.41          6,101,738.82

Reallocated Investor Finance
 Charge Collections                                                                                                  12,675,703.77
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1447%
Base Rate                                                                                                                  5.4802%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A             Class B                Interest                Total
--------------------------------------------          -------             -------                --------                -----

Beginning Certificates Balance                     618,750,000.00       60,000,000.00          71,250,000.00        750,000,000.00
Interest Distributions                               1,727,343.75          180,000.00             220,875.00          2,128,218.75
Principal Deposits - Prin. Funding Account                   0.00                0.00                   0.00                  0.00
Principal Distributions                                      0.00                0.00                   0.00                  0.00
Total Distributions                                  1,727,343.75          180,000.00             220,875.00          2,128,218.75
Ending Certificates Balance                        618,750,000.00       60,000,000.00          71,250,000.00        750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.79

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $220,875.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $220,875.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,457,455.61

          a.   Class A Monthly Interest:                        $1,727,343.75
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,246,904.06
          e.   Excess Spread:                                   $6,483,207.80

     2.   Class B Available Funds:                              $1,014,056.30

          a.   Class B Monthly Interest:                          $180,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $834,056.30

     3.   Collateral Available Funds:                           $1,204,191.86

          a.   Excess Spread:                                   $1,204,191.86

     4.   Total Excess Spread:                                  $8,521,455.96

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-3 Allocable Principal
          Collections:                                        $249,348,598.69

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                        $192,598,192.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $192,598,192.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,723,520.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $195,321,712.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,321,712.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                        $8,521,455.96
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $217,881.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $220,875.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $258,734.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,573,964.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4802%
          b.   Prior Monthly Period                                   5.3484%
          c.   Second Prior Monthly Period                            5.1449%

     2.   Three Month Average Base Rate                               5.3245%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1447%
          b.   Prior Monthly Period                                  15.8905%
          c.   Second Prior Monthly Period                           15.4312%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8221%

VII. Series 2001-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations           Interest           Interest
----------------------------------                        -----------           --------           --------

Beginning Invested /Transferor Amount                   938,626,327.74      725,000,000.00     213,626,327.74
Beginning Adjusted Invested Amount                                 N/A      725,000,000.00                N/A
Floating Allocation Percentage                                     N/A            77.2405%           22.7595%
Principal Allocation Percentage                                    N/A            77.2405%           22.7595%
Collections of Finance Chg. Receivables                  15,844,362.66       12,238,270.54       3,606,092.13
Collections of Principal Receivables                    241,036,978.74      186,178,252.64      54,858,726.09
Defaulted Amount                                          3,408,490.19        2,632,736.07         775,754.12

Ending Invested / Transferor Amounts                    947,251,502.09      725,000,000.00     222,251,502.09


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A             Class B            Interest                Total
--------------------------------------                      -------             -------            --------                -----

Principal Funding Account                                         0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00                0.00               0.00                  0.00
Reserve Draw Amount                                               0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                  0.00                0.00               0.00                  0.00
Reserve Account Surplus                                           0.00                0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3500%             3.6000%            3.7200%
Monthly Interest Due                                      1,669,765.63          174,000.00         213,512.50          2,057,278.13
Outstanding Monthly Interest Due                                  0.00                0.00               0.00                  0.00
Additional Interest Due                                           0.00                0.00               0.00                  0.00
Total Interest Due                                        1,669,765.63          174,000.00         213,512.50          2,057,278.13
Investor Default Amount                                   2,172,007.26          210,618.89         250,109.93          2,632,736.07
Investor Monthly Fees Due                                   996,875.00           96,666.67         114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                                 4,838,647.88          481,285.55         578,414.09          5,898,347.53

Reallocated Investor Finance Charge Collections                                                                       12,253,180.31
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.1447%
Base Rate                                                                                                                   5.4802%
Excess Spread Percentage                                                                                                   10.5183%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A             Class B            Interest                Total
--------------------------------------------                -------             -------            --------                -----

Beginning Certificates Balance                          598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00
Interest Distributions                                    1,669,765.63          174,000.00         213,512.50          2,057,278.13
Principal Deposits - Prin. Funding Account                        0.00                0.00               0.00                  0.00
Principal Distributions                                           0.00                0.00               0.00                  0.00
Total Distributions                                       1,669,765.63          174,000.00         213,512.50          2,057,278.13
Ending Certificates Balance                             598,125,000.00       58,000,000.00      68,875,000.00        725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.79

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $213,512.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $213,512.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,108,873.76

          a.   Class A Monthly Interest:                        $1,669,765.63
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,172,007.26
          e.   Excess Spread:                                   $6,267,100.87

     2.   Class B Available Funds:                                $980,254.42

          a.   Class B Monthly Interest:                          $174,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $806,254.42

     3.   Collateral Available Funds:                           $1,164,052.13

          a.   Excess Spread:                                   $1,164,052.13

     4.   Total Excess Spread:                                  $8,237,407.43

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-4 Allocable Principal
          Collections:                                        $241,036,978.74

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                        $186,178,252.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $186,178,252.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,632,736.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $188,810,988.71

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,875,000.00

     2.   Required Collateral Invested Amount:                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $188,810,988.71

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                        $8,237,407.43
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $210,618.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $213,512.50
     9.   Applied to unpaid Monthly Servicing Fee:              $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $250,109.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,354,832.78

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4802%
          b.   Prior Monthly Period                                   5.3484%
          c.   Second Prior Monthly Period                            5.1449%

     2.   Three Month Average Base Rate                               5.3245%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1447%
          b.   Prior Monthly Period                                  15.8905%
          c.   Second Prior Monthly Period                           15.4312%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8221%

VIII. Series 2001-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------

Beginning Invested /Transferor Amount                647,328,501.89      500,000,000.00      147,328,501.89
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            77.2405%            22.7595%
Principal Allocation Percentage                                 N/A            77.2405%            22.7595%
Collections of Finance Chg. Receivables               10,927,146.66        8,440,186.58        2,486,960.09
Collections of Principal Receivables                 166,232,399.13      128,398,794.93       37,833,604.20
Defaulted Amount                                       2,350,682.89        1,815,680.05          535,002.84

Ending Invested / Transferor Amounts                 653,276,897.99      500,000,000.00      153,276,897.99


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A             Class B             Interest                Total
--------------------------------------                  -------             -------             --------                -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                      3.4000%             3.6700%             3.7200%
Monthly Interest Due                                   1,168,750.00          122,333.33          147,250.00          1,438,333.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,168,750.00          122,333.33          147,250.00          1,438,333.33
Investor Default Amount                                1,497,936.04          145,254.40          172,489.60          1,815,680.05
Investor Monthly Fees Due                                687,500.00           66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,354,186.04          334,254.40          398,906.27          4,087,346.72

Reallocated Investor Finance
 Charge Collections                                                                                                  8,469,990.01
Interest and Principal Funding
 Investment Proceeds                                                                                                         0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1922%
Base Rate                                                                                                                 5.5277%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A             Class B             Interest                Total
--------------------------------------------            -------             -------             --------                -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                 1,168,750.00          122,333.33          147,250.00          1,438,333.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,168,750.00          122,333.33          147,250.00          1,438,333.33
Ending Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.83

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.06

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.06

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $147,250.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $147,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,987,741.76

          a.   Class A Monthly Interest:                        $1,168,750.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,497,936.04
          e.   Excess Spread:                                   $4,321,055.72

     2.   Class B Available Funds:                                $677,599.20

          a.   Class B Monthly Interest:                          $122,333.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $555,265.87

     3.   Collateral Available Funds:                             $804,649.05

          a.   Excess Spread:                                     $804,649.05

     4.   Total Excess Spread:                                  $5,680,970.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-5 Allocable Principal
          Collections:                                        $166,232,399.13

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $128,398,794.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $128,398,794.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,815,680.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $130,214,474.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $130,214,474.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                        $5,680,970.64
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $145,254.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $147,250.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $172,489.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,382,643.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5277%
          b.   Prior Monthly Period                                   5.3959%
          c.   Second Prior Monthly Period                            5.1924%

     2.   Three Month Average Base Rate                               5.3720%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1922%
          b.   Prior Monthly Period                                  15.9380%
          c.   Second Prior Monthly Period                           15.4802%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8701%

IX. Series 2001-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------            --------             --------

Beginning Invested /Transferor Amount               906,259,902.65       700,000,000.00       206,259,902.65
Beginning Adjusted Invested Amount                             N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                 N/A             77.2405%             22.7595%
Principal Allocation Percentage                                N/A             77.2405%             22.7595%
Collections of Finance Chg. Receivables              15,298,005.33        11,816,261.21         3,481,744.12
Collections of Principal Receivables                232,725,358.78       179,758,312.90        52,967,045.88
Defaulted Amount                                      3,290,956.05         2,541,952.07           749,003.98

Ending Invested / Transferor Amounts                914,587,657.19       700,000,000.00       214,587,657.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A              Class B              Interest                Total
--------------------------------------                   -------              -------              --------                -----

Principal Funding Account                                     0.00                 0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                        0.00                 0.00                 0.00                  0.00
Reserve Draw Amount                                           0.00                 0.00                 0.00                  0.00
Available Reserve Account Amount                              0.00                 0.00                 0.00                  0.00
Reserve Account Surplus                                       0.00                 0.00                 0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                     3.3400%              3.5700%              3.7200%
Monthly Interest Due                                  1,607,375.00           166,600.00           206,150.00          1,980,125.00
Outstanding Monthly Interest Due                              0.00                 0.00                 0.00                  0.00
Additional Interest Due                                       0.00                 0.00                 0.00                  0.00
Total Interest Due                                    1,607,375.00           166,600.00           206,150.00          1,980,125.00
Investor Default Amount                               2,097,110.46           203,356.17           241,485.45          2,541,952.07
Investor Monthly Fees Due                               962,500.00            93,333.33           110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,666,985.46           463,289.50           558,468.78          5,688,743.73

Reallocated Investor Finance
 Charge Collections                                                                                                  11,824,444.35
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1339%
Base Rate                                                                                                                  5.4694%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A              Class B              Interest                Total
--------------------------------------------             -------              -------              --------                -----

Beginning Certificates Balance                      577,500,000.00        56,000,000.00        66,500,000.00        700,000,000.00
Interest Distributions                                1,607,375.00           166,600.00           206,150.00          1,980,125.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00                 0.00                  0.00
Principal Distributions                                       0.00                 0.00                 0.00                  0.00
Total Distributions                                   1,607,375.00           166,600.00           206,150.00          1,980,125.00
Ending Certificates Balance                         577,500,000.00        56,000,000.00        66,500,000.00        700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.78

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.78

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.98

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.98

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $206,150.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $206,150.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,755,166.59

          a.   Class A Monthly Interest:                        $1,607,375.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,097,110.46
          e.   Excess Spread:                                   $6,050,681.14

     2.   Class B Available Funds:                                $945,955.55

          a.   Class B Monthly Interest:                          $166,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $779,355.55

     3.   Collateral Available Funds:                           $1,123,322.21

          a.   Excess Spread:                                   $1,123,322.21

     4.   Total Excess Spread:                                  $7,953,358.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-6 Allocable Principal
          Collections:                                        $232,725,358.78

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                        $179,758,312.90

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $179,758,312.90

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,541,952.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $182,300,264.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $66,500,000.00

     2.   Required Collateral Invested Amount:                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $182,300,264.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                        $7,953,358.90
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $203,356.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $206,150.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $241,485.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,135,700.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4694%
          b.   Prior Monthly Period                                   5.3376%
          c.   Second Prior Monthly Period                            5.1341%

     2.   Three Month Average Base Rate                               5.3137%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1339%
          b.   Prior Monthly Period                                  15.8797%
          c.   Second Prior Monthly Period                           15.4200%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8112%

X. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------          --------            --------

Beginning Invested /Transferor Amount                  841,527,052.46     650,000,000.00      191,527,052.46
Beginning Adjusted Invested Amount                                N/A     650,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           77.2405%            22.7595%
Principal Allocation Percentage                                   N/A           77.2405%            22.7595%
Collections of Finance Chg. Receivables                 14,205,290.66      10,972,242.55        3,233,048.11
Collections of Principal Receivables                   216,102,118.87     166,918,433.40       49,183,685.46
Defaulted Amount                                         3,055,887.76       2,360,384.06          695,503.70

Ending Invested / Transferor Amounts                   849,259,967.39     650,000,000.00      199,259,967.39


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A            Class B             Interest                Total
--------------------------------------                      -------            -------             --------                -----

Principal Funding Account                                        0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00               0.00                0.00                  0.00
Reserve Draw Amount                                              0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                 0.00               0.00                0.00                  0.00
Reserve Account Surplus                                          0.00               0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                        3.3400%            3.5800%             3.7200%
Monthly Interest Due                                     1,492,562.50         155,133.33          191,425.00          1,839,120.83
Outstanding Monthly Interest Due                                 0.00               0.00                0.00                  0.00
Additional Interest Due                                          0.00               0.00                0.00                  0.00
Total Interest Due                                       1,492,562.50         155,133.33          191,425.00          1,839,120.83
Investor Default Amount                                  1,947,316.85         188,830.73          224,236.49          2,360,384.06
Investor Monthly Fees Due                                  893,750.00          86,666.67          102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                                4,333,629.35         430,630.73          518,578.15          5,282,838.23

Reallocated Investor Finance Charge Collections                                                                      10,980,274.52
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1347%
Base Rate                                                                                                                  5.4702%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A            Class B             Interest                Total
--------------------------------------------                -------            -------             --------                -----

Beginning Certificates Balance                         536,250,000.00      52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                   1,492,562.50         155,133.33          191,425.00          1,839,120.83
Principal Deposits - Prin. Funding Account                       0.00               0.00                0.00                  0.00
Principal Distributions                                          0.00               0.00                0.00                  0.00
Total Distributions                                      1,492,562.50         155,133.33          191,425.00          1,839,120.83
Ending Certificates Balance                            536,250,000.00      52,000,000.00       61,750,000.00        650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.78

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.78

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.98

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.98

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to th Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $191,425.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $191,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,058,726.48

          a.   Class A Monthly Interest:                        $1,492,562.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,947,316.85
          e.   Excess Spread:                                   $5,618,847.13

     2.   Class B Available Funds:                                $878,421.96

          a.   Class B Monthly Interest:                          $155,133.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $723,288.63

     3.   Collateral Available Funds:                           $1,043,126.08

          a.   Excess Spread:                                   $1,043,126.08

     4.   Total Excess Spread:                                  $7,385,261.83

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2001-7 Allocable Principal
          Collections:                                        $216,102,118.87

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                        $166,918,433.40

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $166,918,433.40

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,360,384.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $169,278,817.47

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $61,750,000.00

     2.   Required Collateral Invested Amount:                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $169,278,817.47

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                        $7,385,261.83
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $188,830.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $191,425.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $224,236.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,697,436.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4702%
          b.   Prior Monthly Period                                   5.3384%
          c.   Second Prior Monthly Period                            5.1349%

     2.   Three Month Average Base Rate                               5.3145%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1347%
          b.   Prior Monthly Period                                  15.8806%
          c.   Second Prior Monthly Period                           15.4208%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8120%

XI. Series 2002-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------           --------             --------

Beginning Invested /Transferor Amount              1,191,084,443.48      920,000,000.00       271,084,443.48
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                  N/A            77.2405%             22.7595%
Principal Allocation Percentage                                 N/A            77.2405%             22.7595%
Collections of Finance Chg. Receivables               20,105,949.86       15,529,943.30         4,576,006.56
Collections of Principal Receivables                 305,867,614.40      236,253,782.66        69,613,831.73
Defaulted Amount                                       4,325,256.52        3,340,851.29           984,405.23

Ending Invested / Transferor Amounts               1,202,029,492.30      920,000,000.00       282,029,492.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A             Class B              Interest                Total
--------------------------------------                    -------             -------              --------                -----

Principal Funding Account                                      0.00                0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                 0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                 0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                 0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                 0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                      3.3300%             3.6200%              3.7200%
Monthly Interest Due                                   2,106,225.00          222,026.67           270,940.00          2,599,191.67
Outstanding Monthly Interest Due                               0.00                0.00                 0.00                  0.00
Additional Interest Due                                        0.00                0.00                 0.00                  0.00
Total Interest Due                                     2,106,225.00          222,026.67           270,940.00          2,599,191.67
Investor Default Amount                                2,756,202.31          267,268.10           317,380.87          3,340,851.29
Investor Monthly Fees Due                              1,265,000.00          122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,127,427.31          611,961.44           733,987.54          7,473,376.29

Reallocated Investor Finance
 Charge Collections                                                                                                  15,537,439.96
Interest and Principal Funding
 Investment Proceeds                                                                                                          0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1296%
Base Rate                                                                                                                  5.4651%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A             Class B              Interest                Total
--------------------------------------------              -------             -------              --------                -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                 2,106,225.00          222,026.67           270,940.00          2,599,191.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                 0.00                  0.00
Principal Distributions                                        0.00                0.00                 0.00                  0.00
Total Distributions                                    2,106,225.00          222,026.67           270,940.00          2,599,191.67
Ending Certificates Balance                          759,000,000.00       73,600,000.00        87,400,000.00        920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $270,940.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $270,940.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,818,387.97

          a.   Class A Monthly Interest:                        $2,106,225.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,756,202.31
          e.   Excess Spread:                                   $7,955,960.65

     2.   Class B Available Funds:                              $1,242,995.20

          a.   Class B Monthly Interest:                          $222,026.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,020,968.53

     3.   Collateral Available Funds:                           $1,476,056.80

          a.   Excess Spread:                                   $1,476,056.80

     4.   Total Excess Spread:                                 $10,452,985.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-1 Allocable Principal
          Collections:                                        $305,867,614.40

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                        $236,253,782.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $236,253,782.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,340,851.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $239,594,633.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $239,594,633.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $10,452,985.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $267,268.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $270,940.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $317,380.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,064,063.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4651%
          b.   Prior Monthly Period                                   5.3333%
          c.   Second Prior Monthly Period                            5.1298%

     2.   Three Month Average Base Rate                               5.3094%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1295%
          b.   Prior Monthly Period                                  15.8754%
          c.   Second Prior Monthly Period                           15.4155%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8068%

XII. Series 2002-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series          Total Investor      Transferors
A. Investor/Transferor Allocations                            Allocations           Interest           Interest
----------------------------------                            -----------           --------           --------

Beginning Invested /Transferor Amount                     1,216,977,583.56      940,000,000.00     276,977,583.56
Beginning Adjusted Invested Amount                                     N/A      940,000,000.00                N/A
Floating Allocation Percentage                                         N/A            77.2405%           22.7595%
Principal Allocation Percentage                                        N/A            77.2405%           22.7595%
Collections of Finance Chg. Receivables                      20,543,035.73       15,867,550.76       4,675,484.97
Collections of Principal Receivables                        312,516,910.36      241,389,734.46      71,127,175.90
Defaulted Amount                                              4,419,283.84        3,413,478.49       1,005,805.34

Ending Invested / Transferor Amounts                      1,228,160,568.22      940,000,000.00     288,160,568.22


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A             Class B            Interest            Total
--------------------------------------                          -------             -------            --------            -----

Principal Funding Account                                             0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00              0.00
Reserve Draw Amount                                                   0.00                0.00               0.00              0.00
Available Reserve Account Amount                                      0.00                0.00               0.00              0.00
Reserve Account Surplus                                               0.00                0.00               0.00              0.00

Coupon  June 15, 2005 to July 14, 2005                             3.3300%             3.6100%            3.7200%
Monthly Interest Due                                          2,152,012.50          226,226.67         276,830.00      2,655,069.17
Outstanding Monthly Interest Due                                      0.00                0.00               0.00              0.00
Additional Interest Due                                               0.00                0.00               0.00              0.00
Total Interest Due                                            2,152,012.50          226,226.67         276,830.00      2,655,069.17
Investor Default Amount                                       2,816,119.76          273,078.28         324,280.46      3,413,478.49
Investor Monthly Fees Due                                     1,292,500.00          125,333.33         148,833.33      1,566,666.67
Investor Additional Amounts Due
Total Due                                                     6,260,632.26          624,638.28         749,943.79      7,635,214.32

Reallocated Investor Finance Charge Collections                                                                       15,874,583.73
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.1287%
Base Rate                                                                                                                   5.4643%
Excess Spread Percentage                                                                                                   10.5183%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                    Class A             Class B            Interest            Total
--------------------------------------------                    -------             -------            --------            -----

Beginning Certificates Balance                              775,500,000.00       75,200,000.00      89,300,000.00    940,000,000.00
Interest Distributions                                        2,152,012.50          226,226.67         276,830.00      2,655,069.17
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00              0.00
Principal Distributions                                               0.00                0.00               0.00              0.00
Total Distributions                                           2,152,012.50          226,226.67         276,830.00      2,655,069.17
Ending Certificates Balance                                 775,500,000.00       75,200,000.00      89,300,000.00    940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.01

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.01

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $276,830.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $276,830.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,096,531.57

          a.   Class A Monthly Interest:                        $2,152,012.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,816,119.76
          e.   Excess Spread:                                   $8,128,399.32

     2.   Class B Available Funds:                              $1,269,966.70

          a.   Class B Monthly Interest:                          $226,226.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,043,740.03

     3.   Collateral Available Funds:                           $1,508,085.45

          a.   Excess Spread:                                   $1,508,085.45

     4.   Total Excess Spread:                                 $10,680,224.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-2 Allocable Principal
          Collections:                                        $312,516,910.36

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                        $241,389,734.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $241,389,734.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,413,478.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $244,803,212.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $89,300,000.00

     2.   Required Collateral Invested Amount:                 $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $244,803,212.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                       $10,680,224.80
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $273,078.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $276,830.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $324,280.46
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,239,369.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4643%
          b.   Prior Monthly Period                                   5.3325%
          c.   Second Prior Monthly Period                            5.1289%

     2.   Three Month Average Base Rate                               5.3086%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1287%
          b.   Prior Monthly Period                                  15.8746%
          c.   Second Prior Monthly Period                           15.4147%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8060%

XIII. Series 2002-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations           Interest            Interest
----------------------------------                        -----------           --------            --------

Beginning Invested /Transferor Amount                  1,191,084,443.48      920,000,000.00      271,084,443.48
Beginning Adjusted Invested Amount                                  N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                      N/A            77.2405%            22.7595%
Principal Allocation Percentage                                     N/A            77.2405%            22.7595%
Collections of Finance Chg. Receivables                   20,105,949.86       15,529,943.30        4,576,006.56
Collections of Principal Receivables                     305,867,614.40      236,253,782.66       69,613,831.73
Defaulted Amount                                           4,325,256.52        3,340,851.29          984,405.23

Ending Invested / Transferor Amounts                   1,202,029,492.30      920,000,000.00      282,029,492.30


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A             Class B             Interest            Total
--------------------------------------                       -------             -------             --------            -----

Principal Funding Account                                          0.00                0.00                0.00              0.00
Investment Proceeds for Monthly Period                             0.00                0.00                0.00              0.00
Reserve Draw Amount                                                0.00                0.00                0.00              0.00
Available Reserve Account Amount                                   0.00                0.00                0.00              0.00
Reserve Account Surplus                                            0.00                0.00                0.00              0.00

Coupon  June 15, 2005 to July 14, 2005                          3.3300%             3.6000%             3.7200%
Monthly Interest Due                                       2,106,225.00          220,800.00          270,940.00      2,597,965.00
Outstanding Monthly Interest Due                                   0.00                0.00                0.00              0.00
Additional Interest Due                                            0.00                0.00                0.00              0.00
Total Interest Due                                         2,106,225.00          220,800.00          270,940.00      2,597,965.00
Investor Default Amount                                    2,756,202.31          267,268.10          317,380.87      3,340,851.29
Investor Monthly Fees Due                                  1,265,000.00          122,666.67          145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                                  6,127,427.31          610,734.77          733,987.54      7,472,149.62

Reallocated Investor Finance Charge Collections                                                                     15,536,213.29
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1279%
Base Rate                                                                                                                 5.4635%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A             Class B             Interest            Total
--------------------------------------------                 -------             -------             --------            -----

Beginning Certificates Balance                           759,000,000.00       73,600,000.00       87,400,000.00    920,000,000.00
Interest Distributions                                     2,106,225.00          220,800.00          270,940.00      2,597,965.00
Principal Deposits - Prin. Funding Account                         0.00                0.00                0.00              0.00
Principal Distributions                                            0.00                0.00                0.00              0.00
Total Distributions                                        2,106,225.00          220,800.00          270,940.00      2,597,965.00
Ending Certificates Balance                              759,000,000.00       73,600,000.00       87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $270,940.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $270,940.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,817,375.97

          a.   Class A Monthly Interest:                        $2,106,225.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,756,202.31
          e.   Excess Spread:                                   $7,954,948.65

     2.   Class B Available Funds:                              $1,242,897.06

          a.   Class B Monthly Interest:                          $220,800.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,022,097.06

     3.   Collateral Available Funds:                           $1,475,940.26

          a.   Excess Spread:                                   $1,475,940.26

     4.   Total Excess Spread:                                 $10,452,985.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-3 Allocable Principal
          Collections:                                        $305,867,614.40

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                        $236,253,782.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $236,253,782.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,340,851.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $239,594,633.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $239,594,633.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                       $10,452,985.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $267,268.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $270,940.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $317,380.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,064,063.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4635%
          b.   Prior Monthly Period                                   5.3317%
          c.   Second Prior Monthly Period                            5.1281%

     2.   Three Month Average Base Rate                               5.3078%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1279%
          b.   Prior Monthly Period                                  15.8738%
          c.   Second Prior Monthly Period                           15.4139%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8052%

XIV. Series 2002-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Series         Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations          Interest           Interest
----------------------------------                          -----------          --------           --------

Beginning Invested /Transferor Amount                     647,328,501.89     500,000,000.00     147,328,501.89
Beginning Adjusted Invested Amount                                   N/A     500,000,000.00                N/A
Floating Allocation Percentage                                       N/A           77.2405%           22.7595%
Principal Allocation Percentage                                      N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                    10,927,146.66       8,445,424.58       2,486,960.09
Collections of Principal Receivables                      166,232,399.13     128,398,794.93      37,833,604.20
Defaulted Amount                                            2,350,682.89       1,815,680.05         535,002.84

Ending Invested / Transferor Amounts                      653,276,897.99     500,000,000.00     153,276,897.99


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                        Class A            Class B            Interest              Total
--------------------------------------                        -------            -------            --------              -----

Principal Funding Account                                           0.00               0.00               0.00                0.00
Investment Proceeds for Monthly Period                              0.00               0.00               0.00                0.00
Reserve Draw Amount                                                 0.00               0.00               0.00                0.00
Available Reserve Account Amount                                    0.00               0.00               0.00                0.00
Reserve Account Surplus                                     2,062,500.00               0.00               0.00        2,062,500.00

Coupon  June 15, 2005 to July 14, 2005                           3.2600%            3.5300%            3.7200%
Monthly Interest Due                                        1,120,625.00         117,666.67         147,250.00        1,385,541.67
Outstanding Monthly Interest Due                                    0.00               0.00               0.00                0.00
Additional Interest Due                                             0.00               0.00               0.00                0.00
Total Interest Due                                          1,120,625.00         117,666.67         147,250.00        1,385,541.67
Investor Default Amount                                     1,497,936.04         145,254.40         172,489.60        1,815,680.05
Investor Monthly Fees Due                                     687,500.00          66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                   3,306,061.04         329,587.74         398,906.27        4,034,555.05

Reallocated Investor Finance Charge Collections                                                                       8,417,198.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               5,238.00
Series Adjusted Portfolio Yield                                                                                           16.0764%
Base Rate                                                                                                                  5.3993%
Excess Spread Percentage                                                                                                  10.5309%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                  Class A            Class B            Interest              Total
--------------------------------------------                  -------            -------            --------              -----

Beginning Certificates Balance                            412,500,000.00      40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                      1,120,625.00         117,666.67         147,250.00        1,385,541.67
Principal Deposits - Prin. Funding Account                412,500,000.00      40,000,000.00               0.00      452,500,000.00
Principal Distributions                                   412,500,000.00      40,000,000.00      47,500,000.00      500,000,000.00
Total Distributions                                       413,620,625.00      40,117,666.67      47,647,250.00      501,385,541.67
Ending Certificates Balance                                         0.00               0.00               0.00                0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                         $1,002.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.72

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $1,002.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                     $47,647,250.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $147,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                   $47,500,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,948,509.99

          a.   Class A Monthly Interest:                        $1,120,625.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,497,936.04
          e.   Excess Spread:                                   $4,329,948.95

     2.   Class B Available Funds:                                $673,794.91

          a.   Class B Monthly Interest:                          $117,666.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $556,128.24

     3.   Collateral Available Funds:                             $800,131.45

          a.   Excess Spread:                                     $800,131.45

     4.   Total Excess Spread:                                  $5,686,208.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-4 Allocable Principal
          Collections:                                        $166,232,399.13

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                        $128,398,794.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $128,398,794.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,815,680.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $130,214,474.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                     N/A

     2.   Required Collateral Invested Amount:                            N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     4.   Treated as Shared Principal Collections:                        N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                          $452,500,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:            $47,500,000.00

     3.   Principal Distribution:                             $500,000,000.00

     4.   Treated as Shared Principal Collections:                      $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                        $5,686,208.64
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $145,254.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $147,250.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $172,489.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,387,881.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.3993%
          b.   Prior Monthly Period                                   5.2675%
          c.   Second Prior Monthly Period                            5.0639%

     2.   Three Month Average Base Rate                               5.2435%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0764%
          b.   Prior Monthly Period                                  15.8217%
          c.   Second Prior Monthly Period                           15.3595%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.7526%

XV. Series 2002-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations          Interest           Interest
----------------------------------                       -----------          --------           --------

Beginning Invested /Transferor Amount                   776,794,202.27     600,000,000.00     176,794,202.27
Beginning Adjusted Invested Amount                                 N/A     600,000,000.00                N/A
Floating Allocation Percentage                                     N/A           77.2405%           22.7595%
Principal Allocation Percentage                                    N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                  13,112,576.00      10,128,223.89       2,984,352.11
Collections of Principal Receivables                    199,478,878.95     154,078,553.91      45,400,325.04
Defaulted Amount                                          2,820,819.47       2,178,816.06         642,003.41

Ending Invested / Transferor Amounts                    783,932,277.59     600,000,000.00     183,932,277.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A            Class B            Interest                Total
--------------------------------------                      -------            -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3900%            3.6700%            3.7200%
Monthly Interest Due                                      1,398,375.00         146,800.00         176,700.00          1,721,875.00
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        1,398,375.00         146,800.00         176,700.00          1,721,875.00
Investor Default Amount                                   1,797,523.25         174,305.28         206,987.53          2,178,816.06
Investor Monthly Fees Due                                   825,000.00          80,000.00          95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,020,898.25         401,105.28         478,687.53          4,900,691.06

Reallocated Investor Finance Charge Collections                                                                      10,159,863.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1838%
Base Rate                                                                                                                  5.5194%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B            Interest                Total
--------------------------------------------                -------            -------            --------                -----

Beginning Certificates Balance                          495,000,000.00      48,000,000.00      57,000,000.00        600,000,000.00
Interest Distributions                                    1,398,375.00         146,800.00         176,700.00          1,721,875.00
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       1,398,375.00         146,800.00         176,700.00          1,721,875.00
Ending Certificates Balance                             495,000,000.00      48,000,000.00      57,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.83

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.06

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.06

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $176,700.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $176,700.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,381,886.99

          a.   Class A Monthly Interest:                        $1,398,375.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,797,523.25
          e.   Excess Spread:                                   $5,185,988.74

     2.   Class B Available Funds:                                $812,789.04

          a.   Class B Monthly Interest:                          $146,800.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $665,989.04

     3.   Collateral Available Funds:                             $965,186.99

          a.   Excess Spread:                                     $965,186.99

     4.   Total Excess Spread:                                  $6,817,164.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-5 Allocable Principal
          Collections:                                        $199,478,878.95

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                        $154,078,553.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,078,553.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,178,816.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,257,369.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $57,000,000.00

     2.   Required Collateral Invested Amount:                 $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,257,369.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                        $6,817,164.77
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $174,305.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $176,700.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $206,987.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,259,171.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5194%
          b.   Prior Monthly Period                                   5.3876%
          c.   Second Prior Monthly Period                            5.1840%

     2.   Three Month Average Base Rate                               5.3636%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1838%
          b.   Prior Monthly Period                                  15.9297%
          c.   Second Prior Monthly Period                           15.4716%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8617%

XVI. Series 2002-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest            Interest
----------------------------------                        -----------          --------            --------

Beginning Invested /Transferor Amount                   932,153,042.72     720,000,000.00      212,153,042.72
Beginning Adjusted Invested Amount                                 N/A     720,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           77.2405%            22.7595%
Principal Allocation Percentage                                    N/A           77.2405%            22.7595%
Collections of Finance Chg. Receivables                  15,735,091.20      12,153,868.67        3,581,222.53
Collections of Principal Receivables                    239,374,654.75     184,894,264.69       54,480,390.05
Defaulted Amount                                          3,384,983.36       2,614,579.27          770,404.09

Ending Invested / Transferor Amounts                    940,718,733.11     720,000,000.00      220,718,733.11


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A            Class B             Interest                Total
--------------------------------------                     -------            -------             --------                -----

Principal Funding Account                                         0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                  0.00
Reserve Draw Amount                                               0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00                0.00                  0.00
Reserve Account Surplus                                           0.00               0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3600%            3.6700%             3.7200%
Monthly Interest Due                                      1,663,200.00         176,160.00          212,040.00          2,051,400.00
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                  0.00
Additional Interest Due                                           0.00               0.00                0.00                  0.00
Total Interest Due                                        1,663,200.00         176,160.00          212,040.00          2,051,400.00
Investor Default Amount                                   2,157,027.90         209,166.34          248,385.03          2,614,579.27
Investor Monthly Fees Due                                   990,000.00          96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                                 4,810,227.90         481,326.34          574,425.03          5,865,979.27

Reallocated Investor Finance Charge Collections                                                                       12,176,985.62
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.1587%
Base Rate                                                                                                                   5.4943%
Excess Spread Percentage                                                                                                   10.5183%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A            Class B             Interest                Total
--------------------------------------------               -------            -------             --------                -----

Beginning Certificates Balance                          594,000,000.00      57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                    1,663,200.00         176,160.00          212,040.00          2,051,400.00
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                  0.00
Principal Distributions                                           0.00               0.00                0.00                  0.00
Total Distributions                                       1,663,200.00         176,160.00          212,040.00          2,051,400.00
Ending Certificates Balance                             594,000,000.00      57,600,000.00       68,400,000.00        720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.80

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.80

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.06

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.06

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $212,040.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $212,040.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,046,013.14

          a.   Class A Monthly Interest:                        $1,663,200.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,157,027.90
          e.   Excess Spread:                                   $6,225,785.24

     2.   Class B Available Funds:                                $974,158.85

          a.   Class B Monthly Interest:                          $176,160.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $797,998.85

     3.   Collateral Available Funds:                           $1,156,813.63

          a.   Excess Spread:                                   $1,156,813.63

     4.   Total Excess Spread:                                  $8,180,597.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2002-6 Allocable Principal
          Collections:                                        $239,374,654.75

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                        $184,894,264.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $184,894,264.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,614,579.27

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $187,508,843.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,400,000.00

     2.   Required Collateral Invested Amount:                 $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $187,508,843.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                        $8,180,597.72
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $209,166.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $212,040.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $248,385.03
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,311,006.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4943%
          b.   Prior Monthly Period                                   5.3625%
          c.   Second Prior Monthly Period                            5.1589%

     2.   Three Month Average Base Rate                               5.3385%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1587%
          b.   Prior Monthly Period                                  15.9046%
          c.   Second Prior Monthly Period                           15.4457%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8363%

XVII. Series 2003-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------           --------             --------

Beginning Invested /Transferor Amount                1,191,084,443.48      920,000,000.00       271,084,443.48
Beginning Adjusted Invested Amount                                N/A      920,000,000.00                  N/A
Floating Allocation Percentage                                    N/A            77.2405%             22.7595%
Principal Allocation Percentage                                   N/A            77.2405%             22.7595%
Collections of Finance Chg. Receivables                 20,105,949.86       15,529,943.30         4,576,006.56
Collections of Principal Receivables                   305,867,614.40      236,253,782.66        69,613,831.73
Defaulted Amount                                         4,325,256.52        3,340,851.29           984,405.23

Ending Invested / Transferor Amounts                 1,202,029,492.30      920,000,000.00       282,029,492.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                Class A             Class B              Interest              Total
--------------------------------------                -------             -------              --------              -----

Principal Funding Account                                        0.00                0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                0.00                 0.00                0.00

Coupon  June 15, 2005 to July 14, 2005                        3.3300%             3.6200%              3.7200%
Monthly Interest Due                                     2,106,225.00          222,026.67           270,940.00        2,599,191.67
Outstanding Monthly Interest Due                                 0.00                0.00                 0.00                0.00
Additional Interest Due                                          0.00                0.00                 0.00                0.00
Total Interest Due                                       2,106,225.00          222,026.67           270,940.00        2,599,191.67
Investor Default Amount                                  2,756,202.31          267,268.10           317,380.87        3,340,851.29
Investor Monthly Fees Due                                1,265,000.00          122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,127,427.31          611,961.44           733,987.54        7,473,376.29

Reallocated Investor Finance Charge Collections                                                                      15,537,439.96
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1296%
Base Rate                                                                                                                  5.4651%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions          Class A             Class B              Interest              Total
--------------------------------------------          -------             -------              --------              -----

Beginning Certificates Balance                         759,000,000.00       73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                   2,106,225.00          222,026.67           270,940.00        2,599,191.67
Principal Deposits - Prin. Funding Account                       0.00                0.00                 0.00                0.00
Principal Distributions                                          0.00                0.00                 0.00                0.00
Total Distributions                                      2,106,225.00          222,026.67           270,940.00        2,599,191.67
Ending Certificates Balance                            759,000,000.00       73,600,000.00        87,400,000.00      920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.02

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.02

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $270,940.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $270,940.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,818,387.97

          a.   Class A Monthly Interest:                        $2,106,225.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,756,202.31
          e.   Excess Spread:                                   $7,955,960.65

     2.   Class B Available Funds:                              $1,242,995.20

          a.   Class B Monthly Interest:                          $222,026.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,020,968.53

     3.   Collateral Available Funds:                           $1,476,056.80

          a.   Excess Spread:                                   $1,476,056.80

     4.   Total Excess Spread:                                 $10,452,985.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2003-1 Allocable Principal
          Collections:                                        $305,867,614.40

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                        $236,253,782.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $236,253,782.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,340,851.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $239,594,633.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $239,594,633.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                       $10,452,985.98
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $267,268.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $270,940.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $317,380.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,064,063.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4651%
          b.   Prior Monthly Period                                   5.3333%
          c.   Second Prior Monthly Period                            5.1298%

     2.   Three Month Average Base Rate                               5.3094%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1295%
          b.   Prior Monthly Period                                  15.8754%
          c.   Second Prior Monthly Period                           15.4155%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8068%

XVIII. Series 2003-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations          Interest            Interest
----------------------------------                       -----------          --------            --------

Beginning Invested /Transferor Amount                1,424,122,704.16   1,100,000,000.00      324,122,704.16
Beginning Adjusted Invested Amount                                N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                    N/A           77.2405%            22.7595%
Principal Allocation Percentage                                   N/A           77.2405%            22.7595%
Collections of Finance Chg. Receivables                 24,039,722.66      18,568,410.47        5,471,312.19
Collections of Principal Receivables                   365,711,278.08     282,477,348.84       83,233,929.25
Defaulted Amount                                         5,171,502.36       3,994,496.11        1,177,006.25

Ending Invested / Transferor Amounts                 1,437,209,175.58   1,100,000,000.00      337,209,175.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A            Class B             Interest                Total
--------------------------------------                      -------            -------             --------                -----

Principal Funding Account                                        0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00               0.00                0.00                  0.00
Reserve Draw Amount                                              0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                 0.00               0.00                0.00                  0.00
Reserve Account Surplus                                          0.00               0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                        3.3300%            3.5900%             3.7200%
Monthly Interest Due                                     2,518,312.50         263,266.67          323,950.00          3,105,529.17
Outstanding Monthly Interest Due                                 0.00               0.00                0.00                  0.00
Additional Interest Due                                          0.00               0.00                0.00                  0.00
Total Interest Due                                       2,518,312.50         263,266.67          323,950.00          3,105,529.17
Investor Default Amount                                  3,295,459.29         319,559.69          379,477.13          3,994,496.11
Investor Monthly Fees Due                                1,512,500.00         146,666.67          174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                                7,326,271.79         729,493.02          877,593.80          8,933,358.61

Reallocated Investor Finance Charge Collections                                                                      18,575,173.86
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1271%
Base Rate                                                                                                                  5.4627%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A            Class B             Interest                Total
--------------------------------------------                -------            -------             --------                -----

Beginning Certificates Balance                         907,500,000.00      88,000,000.00      104,500,000.00      1,100,000,000.00
Interest Distributions                                   2,518,312.50         263,266.67          323,950.00          3,105,529.17
Principal Deposits - Prin. Funding Account                       0.00               0.00                0.00                  0.00
Principal Distributions                                          0.00               0.00                0.00                  0.00
Total Distributions                                      2,518,312.50         263,266.67          323,950.00          3,105,529.17
Ending Certificates Balance                            907,500,000.00      88,000,000.00      104,500,000.00      1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.99

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.99

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $323,950.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $323,950.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,324,518.44

          a.   Class A Monthly Interest:                        $2,518,312.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,295,459.29
          e.   Excess Spread:                                   $9,510,746.65

     2.   Class B Available Funds:                              $1,486,013.91

          a.   Class B Monthly Interest:                          $263,266.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,222,747.24

     3.   Collateral Available Funds:                           $1,764,641.52

          a.   Excess Spread:                                   $1,764,641.52

     4.   Total Excess Spread:                                 $12,498,135.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2003-2 Allocable Principal
          Collections:                                        $365,711,278.08

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                        $282,477,348.84

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $282,477,348.84

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,994,496.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $286,471,844.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $104,500,000.00

     2.   Required Collateral Invested Amount:                $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $286,471,844.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                       $12,498,135.41
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $319,559.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $323,950.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $379,477.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $9,641,815.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4627%
          b.   Prior Monthly Period                                   5.3309%
          c.   Second Prior Monthly Period                            5.1273%

     2.   Three Month Average Base Rate                               5.3070%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1271%
          b.   Prior Monthly Period                                  15.8730%
          c.   Second Prior Monthly Period                           15.4130%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8044%

XIX. Series 2003-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest            Interest
----------------------------------                       -----------           --------            --------

Beginning Invested /Transferor Amount                   970,992,752.84      750,000,000.00      220,992,752.84
Beginning Adjusted Invested Amount                                 N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A            77.2405%            22.7595%
Principal Allocation Percentage                                    N/A            77.2405%            22.7595%
Collections of Finance Chg. Receivables                  16,390,720.00       12,660,279.86        3,730,440.13
Collections of Principal Receivables                    249,348,598.69      192,598,192.39       56,750,406.30
Defaulted Amount                                          3,526,024.34        2,723,520.07          802,504.26

Ending Invested / Transferor Amounts                    979,915,346.98      750,000,000.00      229,915,346.98


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A             Class B             Interest             Total
--------------------------------------                     -------             -------             --------             -----

Principal Funding Account                                         0.00                0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00               0.00
Reserve Draw Amount                                               0.00                0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                0.00                0.00               0.00
Reserve Account Surplus                                           0.00                0.00                0.00               0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3300%             3.5700%             3.7200%
Monthly Interest Due                                      1,717,031.25          178,500.00          220,875.00       2,116,406.25
Outstanding Monthly Interest Due                                  0.00                0.00                0.00               0.00
Additional Interest Due                                           0.00                0.00                0.00               0.00
Total Interest Due                                        1,717,031.25          178,500.00          220,875.00       2,116,406.25
Investor Default Amount                                   2,246,904.06          217,881.61          258,734.41       2,723,520.07
Investor Monthly Fees Due                                 1,031,250.00          100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,995,185.31          496,381.61          598,359.41       6,089,926.32

Reallocated Investor Finance Charge Collections                                                                     12,663,891.27
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1255%
Base Rate                                                                                                                 5.4611%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A             Class B             Interest             Total
--------------------------------------------               -------             -------             --------             -----

Beginning Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                    1,717,031.25          178,500.00          220,875.00       2,116,406.25
Principal Deposits - Prin. Funding Account                        0.00                0.00                0.00               0.00
Principal Distributions                                           0.00                0.00                0.00               0.00
Total Distributions                                       1,717,031.25          178,500.00          220,875.00       2,116,406.25
Ending Certificates Balance                             618,750,000.00       60,000,000.00       71,250,000.00     750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.98

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.98

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $220,875.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $220,875.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,447,710.30

          a.   Class A Monthly Interest:                        $1,717,031.25
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,246,904.06
          e.   Excess Spread:                                   $6,483,774.99

     2.   Class B Available Funds:                              $1,013,111.30

          a.   Class B Monthly Interest:                          $178,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $834,611.30

     3.   Collateral Available Funds:                           $1,203,069.67

          a.   Excess Spread:                                   $1,203,069.67

     4.   Total Excess Spread:                                  $8,521,455.96

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2003-3 Allocable Principal
          Collections:                                        $249,348,598.69

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                        $192,598,192.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $192,598,192.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,723,520.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $195,321,712.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $195,321,712.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                        $8,521,455.96
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $217,881.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $220,875.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $258,734.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,573,964.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4611%
          b.   Prior Monthly Period                                   5.3293%
          c.   Second Prior Monthly Period                            5.1257%

     2.   Three Month Average Base Rate                               5.3053%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1255%
          b.   Prior Monthly Period                                  15.8714%
          c.   Second Prior Monthly Period                           15.4113%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8027%

XX. Series 2003-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                              Series          Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations           Interest           Interest
----------------------------------                         -----------           --------           --------

Beginning Invested /Transferor Amount                     880,366,762.57      680,000,000.00     200,366,762.57
Beginning Adjusted Invested Amount                                   N/A      680,000,000.00                N/A
Floating Allocation Percentage                                       N/A            77.2405%           22.7595%
Principal Allocation Percentage                                      N/A            77.2405%           22.7595%
Collections of Finance Chg. Receivables                    14,860,919.46       11,478,653.74       3,382,265.72
Collections of Principal Receivables                      226,076,062.81      174,622,361.10      51,453,701.72
Defaulted Amount                                            3,196,928.73        2,469,324.87         727,603.87

Ending Invested / Transferor Amounts                      888,456,581.27      680,000,000.00     208,456,581.27


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A             Class B            Interest            Total
--------------------------------------                       -------             -------            --------            -----

Principal Funding Account                                           0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                              0.00                0.00               0.00              0.00
Reserve Draw Amount                                                 0.00                0.00               0.00              0.00
Available Reserve Account Amount                                    0.00                0.00               0.00              0.00
Reserve Account Surplus                                             0.00                0.00               0.00              0.00

Coupon  June 15, 2005 to July 14, 2005                           1.6900%             1.9000%            4.1200%
Monthly Interest Due                                          828,381.67           64,600.00         175,100.00      1,068,081.67
Outstanding Monthly Interest Due                                    0.00                0.00               0.00              0.00
Additional Interest Due                                             0.00                0.00               0.00              0.00
Total Interest Due                                            828,381.67           64,600.00         175,100.00      1,068,081.67
Investor Default Amount                                     2,135,966.01          148,159.49         185,199.36      2,469,324.87
Investor Monthly Fees Due                                     980,333.33           68,000.00          85,000.00      1,133,333.33
Investor Additional Amounts Due
Total Due                                                   3,944,681.01          280,759.49         445,299.36      4,670,739.87

Reallocated Investor Finance Charge Collections                                                                     10,611,312.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.5678%
Base Rate                                                                                                                 3.9388%
Excess Spread Percentage                                                                                                 10.4834%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest            Total
--------------------------------------------                 -------             -------            --------            -----

Beginning Certificates Balance                            588,200,000.00       40,800,000.00      51,000,000.00    680,000,000.00
Interest Distributions                                        828,381.67           64,600.00         175,100.00      1,068,081.67
Principal Deposits - Prin. Funding Account                          0.00                0.00               0.00              0.00
Principal Distributions                                             0.00                0.00               0.00              0.00
Total Distributions                                           828,381.67           64,600.00         175,100.00      1,068,081.67
Ending Certificates Balance                               588,200,000.00       40,800,000.00      51,000,000.00    680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $175,100.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $175,100.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,178,784.95

          a.   Class A Monthly Interest:                          $828,381.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,135,966.01
          e.   Excess Spread:                                   $6,214,437.27

     2.   Class B Available Funds:                                $636,678.72

          a.   Class B Monthly Interest:                           $64,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $572,078.72

     3.   Collateral Available Funds:                             $795,848.41

          a.   Excess Spread:                                     $795,848.41

     4.   Total Excess Spread:                                  $7,582,364.40

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2003-4 Allocable Principal
          Collections:                                        $226,076,062.81

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                        $174,622,361.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $174,622,361.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,469,324.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $177,091,685.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $51,000,000.00

     2.   Required Collateral Invested Amount:                 $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $177,091,685.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                        $7,582,364.40
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $148,159.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $175,100.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $185,199.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,940,572.21

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.9388%
          b.   Prior Monthly Period                                   3.9289%
          c.   Second Prior Monthly Period                            3.8016%

     2.   Three Month Average Base Rate                               3.8898%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.5678%
          b.   Prior Monthly Period                                  14.3171%
          c.   Second Prior Monthly Period                           13.8662%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2504%

XXI. Series 2004-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor        Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------          --------             --------

Beginning Invested /Transferor Amount                 1,035,725,603.03     800,000,000.00       235,725,603.03
Beginning Adjusted Invested Amount                                 N/A     800,000,000.00                  N/A
Floating Allocation Percentage                                     N/A           77.2405%             22.7595%
Principal Allocation Percentage                                    N/A           77.2405%             22.7595%
Collections of Finance Chg. Receivables                  17,483,434.66      13,504,298.52         3,979,136.14
Collections of Principal Receivables                    265,971,838.61     205,438,071.88        60,533,766.72
Defaulted Amount                                          3,761,092.63       2,905,088.08           856,004.55

Ending Invested / Transferor Amounts                  1,045,243,036.78     800,000,000.00       245,243,036.78


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A            Class B              Interest             Total
--------------------------------------                      -------            -------              --------             -----

Principal Funding Account                                         0.00               0.00                 0.00               0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00               0.00
Reserve Draw Amount                                               0.00               0.00                 0.00               0.00
Available Reserve Account Amount                                  0.00               0.00                 0.00               0.00
Reserve Account Surplus                                           0.00               0.00                 0.00               0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3000%            3.4700%              3.7700%
Monthly Interest Due                                      1,837,000.00         173,500.00           226,200.00       2,236,700.00
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00               0.00
Additional Interest Due                                           0.00               0.00                 0.00               0.00
Total Interest Due                                        1,837,000.00         173,500.00           226,200.00       2,236,700.00
Investor Default Amount                                   2,425,748.54         217,881.61           261,457.93       2,905,088.08
Investor Monthly Fees Due                                 1,113,333.33         100,000.00           120,000.00       1,333,333.33
Investor Additional Amounts Due
Total Due                                                 5,376,081.88         491,381.61           607,657.93       6,475,121.41

Reallocated Investor Finance Charge Collections                                                                     13,487,350.69
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.0939%
Base Rate                                                                                                                 5.4294%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A            Class B              Interest             Total
--------------------------------------------                -------            -------              --------             -----

Beginning Certificates Balance                          668,000,000.00      60,000,000.00        72,000,000.00     800,000,000.00
Interest Distributions                                    1,837,000.00         173,500.00           226,200.00       2,236,700.00
Principal Deposits - Prin. Funding Account                        0.00               0.00                 0.00               0.00
Principal Distributions                                           0.00               0.00                 0.00               0.00
Total Distributions                                       1,837,000.00         173,500.00           226,200.00       2,236,700.00
Ending Certificates Balance                             668,000,000.00      60,000,000.00        72,000,000.00     800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.75

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.75

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $7,238,429.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $226,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $7,012,229.28

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $11,261,937.83

          a.   Class A Monthly Interest:                        $1,837,000.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,425,748.54
          e.   Excess Spread:                                   $6,999,189.28

     2.   Class B Available Funds:                              $1,011,551.30

          a.   Class B Monthly Interest:                          $173,500.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $838,051.30

     3.   Collateral Available Funds:                           $1,213,861.56

          a.   Excess Spread:                                   $1,213,861.56

     4.   Total Excess Spread:                                  $9,051,102.14

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2004-1 Allocable Principal
          Collections:                                        $265,971,838.61

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                        $205,438,071.88

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $205,438,071.88

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,905,088.08

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $208,343,159.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $72,000,000.00

     2.   Required Collateral Invested Amount:                 $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $208,343,159.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                        $9,051,102.14
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $217,881.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $226,200.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $261,457.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $7,012,229.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4294%
          b.   Prior Monthly Period                                   5.2976%
          c.   Second Prior Monthly Period                            5.0941%

     2.   Three Month Average Base Rate                               5.2737%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0939%
          b.   Prior Monthly Period                                  15.8397%
          c.   Second Prior Monthly Period                           15.3787%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.7708%

XXII. Series 2004-2 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations          Interest           Interest
----------------------------------                      -----------          --------           --------

Beginning Invested /Transferor Amount                 517,862,801.51     400,000,000.00     117,862,801.51
Beginning Adjusted Invested Amount                               N/A     400,000,000.00                N/A
Floating Allocation Percentage                                   N/A           77.2405%           22.7595%
Principal Allocation Percentage                                  N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                 8,741,717.33       6,752,149.26       1,989,568.07
Collections of Principal Receivables                  132,985,919.30     102,719,035.94      30,266,883.36
Defaulted Amount                                        1,880,546.31       1,452,544.04         428,002.27

Ending Invested / Transferor Amounts                  522,621,518.39     400,000,000.00     122,621,518.39


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest                Total
--------------------------------------                    -------            -------            --------                -----

Principal Funding Account                                       0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                  0.00
Reserve Draw Amount                                             0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                0.00               0.00               0.00                  0.00
Reserve Account Surplus                                         0.00               0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                       3.3900%            3.5900%            3.8900%
Monthly Interest Due                                      943,550.00          89,750.00         116,700.00          1,150,000.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00                  0.00
Additional Interest Due                                         0.00               0.00               0.00                  0.00
Total Interest Due                                        943,550.00          89,750.00         116,700.00          1,150,000.00
Investor Default Amount                                 1,212,874.27         108,940.80         130,728.96          1,452,544.04
Investor Monthly Fees Due                                 556,666.67          50,000.00          60,000.00            666,666.67
Investor Additional Amounts Due
Total Due                                               2,713,090.94         248,690.80         307,428.96          3,269,210.71

Reallocated Investor Finance Charge Collections                                                                     6,775,325.34
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.1901%
Base Rate                                                                                                                5.5257%
Excess Spread Percentage                                                                                                10.5183%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest                Total
--------------------------------------------              -------            -------            --------                -----

Beginning Certificates Balance                        334,000,000.00      30,000,000.00      36,000,000.00        400,000,000.00
Interest Distributions                                    943,550.00          89,750.00         116,700.00          1,150,000.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                  0.00
Principal Distributions                                         0.00               0.00               0.00                  0.00
Total Distributions                                       943,550.00          89,750.00         116,700.00          1,150,000.00
Ending Certificates Balance                           334,000,000.00      30,000,000.00      36,000,000.00        400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.83

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.83

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.99

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.99

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $3,622,814.64

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $116,700.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $3,506,114.64

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $5,657,396.66

          a.   Class A Monthly Interest:                          $943,550.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,212,874.27
          e.   Excess Spread:                                   $3,500,972.39

     2.   Class B Available Funds:                                $508,149.40

          a.   Class B Monthly Interest:                           $89,750.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $418,399.40

     3.   Collateral Available Funds:                             $609,779.28

          a.   Excess Spread:                                     $609,779.28

     4.   Total Excess Spread:                                  $4,529,151.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2004-2 Allocable Principal
          Collections:                                        $132,985,919.30

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                        $102,719,035.94

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $102,719,035.94

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,452,544.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $104,171,579.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $36,000,000.00

     2.   Required Collateral Invested Amount:                 $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $104,171,579.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                        $4,529,151.07
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $108,940.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $116,700.00
     9.   Applied to unpaid Monthly Servicing Fee:                $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $130,728.96
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $3,506,114.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.5257%
          b.   Prior Monthly Period                                   5.3939%
          c.   Second Prior Monthly Period                            5.1903%

     2.   Three Month Average Base Rate                               5.3700%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1901%
          b.   Prior Monthly Period                                  15.9360%
          c.   Second Prior Monthly Period                           15.4781%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.8681%

XXIII. Series 2004-3 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------

Beginning Invested /Transferor Amount                 776,794,202.27     600,000,000.00     176,794,202.27
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           77.2405%           22.7595%
Principal Allocation Percentage                                  N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                13,112,576.00      10,128,223.89       2,984,352.11
Collections of Principal Receivables                  199,478,878.95     154,078,553.91      45,400,325.04
Defaulted Amount                                        2,820,819.47       2,178,816.06         642,003.41

Ending Invested / Transferor Amounts                  783,932,277.59     600,000,000.00     183,932,277.59


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest                Total
--------------------------------------                    -------            -------            --------                -----

Principal Funding Account                                       0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00                  0.00
Reserve Draw Amount                                             0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                0.00               0.00               0.00                  0.00
Reserve Account Surplus                                         0.00               0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                       4.3500%            4.5500%            3.6900%
Monthly Interest Due                                    1,892,250.00         113,750.00         147,600.00          2,153,600.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00                  0.00
Additional Interest Due                                         0.00               0.00               0.00                  0.00
Total Interest Due                                      1,892,250.00         113,750.00         147,600.00          2,153,600.00
Investor Default Amount                                 1,895,569.97         108,940.80         174,305.28          2,178,816.06
Investor Monthly Fees Due                                 870,000.00          50,000.00          80,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,657,819.97         272,690.80         401,905.28          5,332,416.06

Reallocated Investor Finance Charge Collections                                                                    10,574,097.42
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         17.0238%
Base Rate                                                                                                                6.3948%
Excess Spread Percentage                                                                                                10.4834%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest                Total
--------------------------------------------              -------            -------            --------                -----

Beginning Certificates Balance                        522,000,000.00      30,000,000.00      48,000,000.00        600,000,000.00
Interest Distributions                                  1,892,250.00         113,750.00         147,600.00          2,153,600.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                  0.00
Principal Distributions                                         0.00               0.00               0.00                  0.00
Total Distributions                                     1,892,250.00         113,750.00         147,600.00          2,153,600.00
Ending Certificates Balance                           522,000,000.00      30,000,000.00      48,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,389,281.36

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $147,600.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,241,681.36

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,199,464.76

          a.   Class A Monthly Interest:                        $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,895,569.97
          e.   Excess Spread:                                   $5,411,644.79

     2.   Class B Available Funds:                                $528,704.87

          a.   Class B Monthly Interest:                          $113,750.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $414,954.87

     3.   Collateral Available Funds:                             $845,927.79

          a.   Excess Spread:                                     $845,927.79

     4.   Total Excess Spread:                                  $6,672,527.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2004-3 Allocable Principal
          Collections:                                        $199,478,878.95

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                        $154,078,553.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,078,553.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,178,816.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,257,369.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $48,000,000.00

     2.   Required Collateral Invested Amount:                 $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,257,369.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                        $6,672,527.45
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $108,940.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $147,600.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $174,305.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,241,681.36

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 6.3948%
          b.   Prior Monthly Period                                   6.3843%
          c.   Second Prior Monthly Period                            6.1766%

     2.   Three Month Average Base Rate                               6.3185%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.0238%
          b.   Prior Monthly Period                                  16.7724%
          c.   Second Prior Monthly Period                           16.3203%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.7055%

XXIV. Series 2004-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest            Interest
----------------------------------                         -----------          --------            --------

Beginning Invested /Transferor Amount                 1,424,122,704.16   1,100,000,000.00      324,122,704.16
Beginning Adjusted Invested Amount                                 N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                     N/A           77.2405%            22.7595%
Principal Allocation Percentage                                    N/A           77.2405%            22.7595%
Collections of Finance Chg. Receivables                  24,039,722.66      18,568,410.47        5,471,312.19
Collections of Principal Receivables                    365,711,278.08     282,477,348.84       83,233,929.25
Defaulted Amount                                          5,171,502.36       3,994,496.11        1,177,006.25

Ending Invested / Transferor Amounts                  1,437,209,175.58   1,100,000,000.00      337,209,175.58


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A            Class B             Interest                Total
--------------------------------------                      -------            -------             --------                -----

Principal Funding Account                                         0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00                0.00                  0.00
Reserve Draw Amount                                               0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00                0.00                  0.00
Reserve Account Surplus                                           0.00               0.00                0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                         3.3100%            3.5000%             3.6900%
Monthly Interest Due                                      2,533,529.17         240,625.00          304,425.00          3,078,579.17
Outstanding Monthly Interest Due                                  0.00               0.00                0.00                  0.00
Additional Interest Due                                           0.00               0.00                0.00                  0.00
Total Interest Due                                        2,533,529.17         240,625.00          304,425.00          3,078,579.17
Investor Default Amount                                   3,335,404.25         299,587.21          359,504.65          3,994,496.11
Investor Monthly Fees Due                                 1,530,833.33         137,500.00          165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                                 7,399,766.75         677,712.21          828,929.65          8,906,408.61

Reallocated Investor Finance Charge Collections                                                                       18,548,223.86
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.0973%
Base Rate                                                                                                                   5.4329%
Excess Spread Percentage                                                                                                   10.5183%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A            Class B             Interest                Total
--------------------------------------------                -------            -------             --------                -----

Beginning Certificates Balance                          918,500,000.00      82,500,000.00       99,000,000.00      1,100,000,000.00
Interest Distributions                                    2,533,529.17         240,625.00          304,425.00          3,078,579.17
Principal Deposits - Prin. Funding Account                        0.00               0.00                0.00                  0.00
Principal Distributions                                           0.00               0.00                0.00                  0.00
Total Distributions                                       2,533,529.17         240,625.00          304,425.00          3,078,579.17
Ending Certificates Balance                             918,500,000.00      82,500,000.00       99,000,000.00      1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.76

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $9,946,240.26

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $304,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $9,641,815.26

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $15,487,766.93

          a.   Class A Monthly Interest:                        $2,533,529.17
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,335,404.25
          e.   Excess Spread:                                   $9,618,833.51

     2.   Class B Available Funds:                              $1,391,116.79

          a.   Class B Monthly Interest:                          $240,625.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,150,491.79

     3.   Collateral Available Funds:                           $1,669,340.15

          a.   Excess Spread:                                   $1,669,340.15

     4.   Total Excess Spread:                                 $12,438,665.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2004-4 Allocable Principal
          Collections:                                        $365,711,278.08

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                        $282,477,348.84

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $282,477,348.84

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,994,496.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $286,471,844.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $99,000,000.00

     2.   Required Collateral Invested Amount:                 $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $286,471,844.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                       $12,438,665.45
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $299,587.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $304,425.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $359,504.65
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $9,641,815.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4329%
          b.   Prior Monthly Period                                   5.3011%
          c.   Second Prior Monthly Period                            5.0975%

     2.   Three Month Average Base Rate                               5.2772%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0973%
          b.   Prior Monthly Period                                  15.8432%
          c.   Second Prior Monthly Period                           15.3822%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.7742%

XXV. Series 2004-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations           Interest           Interest
----------------------------------                        -----------           --------           --------

Beginning Invested /Transferor Amount                1,294,657,003.78    1,000,000,000.00     294,657,003.78
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                    N/A            77.2405%           22.7595%
Principal Allocation Percentage                                   N/A            77.2405%           22.7595%
Collections of Finance Chg. Receivables                 21,854,293.33       16,880,373.15       4,973,920.18
Collections of Principal Receivables                   332,464,798.26      256,797,589.85      75,667,208.40
Defaulted Amount                                         4,701,365.78        3,631,360.10       1,070,005.69

Ending Invested / Transferor Amounts                 1,306,553,795.98    1,000,000,000.00     306,553,795.98


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A             Class B            Interest                Total
--------------------------------------                     -------             -------            --------                -----

Principal Funding Account                                        0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00               0.00                  0.00
Reserve Draw Amount                                              0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00               0.00                  0.00
Reserve Account Surplus                                          0.00                0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                        3.3100%             3.4700%            3.6800%
Monthly Interest Due                                     2,303,208.33          216,875.00         276,000.00          2,796,083.33
Outstanding Monthly Interest Due                                 0.00                0.00               0.00                  0.00
Additional Interest Due                                          0.00                0.00               0.00                  0.00
Total Interest Due                                       2,303,208.33          216,875.00         276,000.00          2,796,083.33
Investor Default Amount                                  3,032,185.68          272,352.01         326,822.41          3,631,360.10
Investor Monthly Fees Due                                1,391,666.67          125,000.00         150,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,727,060.68          614,227.01         752,822.41          8,094,110.10

Reallocated Investor Finance Charge Collections                                                                      16,859,396.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.0941%
Base Rate                                                                                                                  5.4297%
Excess Spread Percentage                                                                                                  10.5183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A             Class B            Interest                Total
--------------------------------------------               -------             -------            --------                -----

Beginning Certificates Balance                         835,000,000.00       75,000,000.00      90,000,000.00      1,000,000,000.00
Interest Distributions                                   2,303,208.33          216,875.00         276,000.00          2,796,083.33
Principal Deposits - Prin. Funding Account                       0.00                0.00               0.00                  0.00
Principal Distributions                                          0.00                0.00               0.00                  0.00
Total Distributions                                      2,303,208.33          216,875.00         276,000.00          2,796,083.33
Ending Certificates Balance                            835,000,000.00       75,000,000.00      90,000,000.00      1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.76

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $9,041,286.60

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $276,000.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $8,765,286.60

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $14,077,596.24

          a.   Class A Monthly Interest:                        $2,303,208.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,032,185.68
          e.   Excess Spread:                                   $8,742,202.23

     2.   Class B Available Funds:                              $1,264,454.75

          a.   Class B Monthly Interest:                          $216,875.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,047,579.75

     3.   Collateral Available Funds:                           $1,517,345.70

          a.   Excess Spread:                                   $1,517,345.70

     4.   Total Excess Spread:                                 $11,307,127.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2004-5 Allocable Principal
          Collections:                                        $332,464,798.26

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                        $256,797,589.85

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $256,797,589.85

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,631,360.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $260,428,949.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $90,000,000.00

     2.   Required Collateral Invested Amount:                 $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $260,428,949.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                       $11,307,127.68
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $272,352.01
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $276,000.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $326,822.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $8,765,286.60

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4297%
          b.   Prior Monthly Period                                   5.2979%
          c.   Second Prior Monthly Period                            5.0943%

     2.   Three Month Average Base Rate                               5.2740%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0941%
          b.   Prior Monthly Period                                  15.8400%
          c.   Second Prior Monthly Period                           15.3789%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.7710%

XXVI. Series 2005-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------         --------           --------

Beginning Invested /Transferor Amount                   776,794,202.27    600,000,000.00     176,794,202.27
Beginning Adjusted Invested Amount                                 N/A    600,000,000.00                N/A
Floating Allocation Percentage                                     N/A          77.2405%           22.7595%
Principal Allocation Percentage                                    N/A          77.2405%           22.7595%
Collections of Finance Chg. Receivables                  13,112,576.00     10,128,223.89       2,984,352.11
Collections of Principal Receivables                    199,478,878.95    154,078,553.91      45,400,325.04
Defaulted Amount                                          2,820,819.47      2,178,816.06         642,003.41

Ending Invested / Transferor Amounts                    783,932,277.59    600,000,000.00     183,932,277.59


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A           Class B            Interest                Total
--------------------------------------                       -------           -------            --------                -----

Principal Funding Account                                         0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00              0.00               0.00                  0.00
Reserve Draw Amount                                               0.00              0.00               0.00                  0.00
Available Reserve Account Amount                                  0.00              0.00               0.00                  0.00
Reserve Account Surplus                                           0.00              0.00               0.00                  0.00

Coupon  June 15, 2005 to July 14, 2005                         3.2500%           3.3400%            3.5500%
Monthly Interest Due                                      1,356,875.00        125,250.00         159,750.00          1,641,875.00
Outstanding Monthly Interest Due                                  0.00              0.00               0.00                  0.00
Additional Interest Due                                           0.00              0.00               0.00                  0.00
Total Interest Due                                        1,356,875.00        125,250.00         159,750.00          1,641,875.00
Investor Default Amount                                   1,819,311.41        163,411.20         196,093.45          2,178,816.06
Investor Monthly Fees Due                                   835,000.00         75,000.00          90,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                                 4,011,186.41        363,661.20         445,843.45          4,820,691.06

Reallocated Investor Finance Charge Collections                                                                     10,079,863.02
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.0216%
Base Rate                                                                                                                 5.3571%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A           Class B            Interest                Total
--------------------------------------------                 -------           -------            --------                -----

Beginning Certificates Balance                          501,000,000.00     45,000,000.00      54,000,000.00        600,000,000.00
Interest Distributions                                    1,356,875.00        125,250.00         159,750.00          1,641,875.00
Principal Deposits - Prin. Funding Account                        0.00              0.00               0.00                  0.00
Principal Distributions                                           0.00              0.00               0.00                  0.00
Total Distributions                                       1,356,875.00        125,250.00         159,750.00          1,641,875.00
Ending Certificates Balance                             501,000,000.00     45,000,000.00      54,000,000.00        600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,418,921.96

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $159,750.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,259,171.96

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,416,685.62

          a.   Class A Monthly Interest:                        $1,356,875.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,819,311.41
          e.   Excess Spread:                                   $5,240,499.21

     2.   Class B Available Funds:                                $755,989.73

          a.   Class B Monthly Interest:                          $125,250.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $630,739.73

     3.   Collateral Available Funds:                             $907,187.67

          a.   Excess Spread:                                     $907,187.67

     4.   Total Excess Spread:                                  $6,778,426.61

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2005-1 Allocable Principal
          Collections:                                        $199,478,878.95

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                        $154,078,553.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,078,553.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,178,816.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,257,369.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $54,000,000.00

     2.   Required Collateral Invested Amount:                 $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,257,369.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-1

     1.   Excess Spread:                                        $6,778,426.61
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $163,411.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $159,750.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $196,093.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,259,171.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.3571%
          b.   Prior Monthly Period                                   5.2253%
          c.   Second Prior Monthly Period                            5.0218%

     2.   Three Month Average Base Rate                               5.2014%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.0216%
          b.   Prior Monthly Period                                  15.7675%
          c.   Second Prior Monthly Period                           15.3040%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.6977%

XXVII. Series 2005-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                               Series         Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations          Interest           Interest
----------------------------------                          -----------          --------           --------

Beginning Invested /Transferor Amount                     776,794,202.27     600,000,000.00     176,794,202.27
Beginning Adjusted Invested Amount                                   N/A     600,000,000.00                N/A
Floating Allocation Percentage                                       N/A           77.2405%           22.7595%
Principal Allocation Percentage                                      N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                    13,112,576.00      10,128,223.89       2,984,352.11
Collections of Principal Receivables                      199,478,878.95     154,078,553.91      45,400,325.04
Defaulted Amount                                            2,820,819.47       2,178,816.06         642,003.41

Ending Invested / Transferor Amounts                      783,932,277.59     600,000,000.00     183,932,277.59


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A            Class B            Interest             Total
--------------------------------------                       -------            -------            --------             -----

Principal Funding Account                                           0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                              0.00               0.00               0.00               0.00
Reserve Draw Amount                                                 0.00               0.00               0.00               0.00
Available Reserve Account Amount                                    0.00               0.00               0.00               0.00
Reserve Account Surplus                                             0.00               0.00               0.00               0.00

Coupon  June 15, 2005 to July 14, 2005                           3.3200%            3.5000%            3.7100%
Monthly Interest Due                                        1,386,100.00         131,250.00         166,950.00       1,684,300.00
Outstanding Monthly Interest Due                                    0.00               0.00               0.00               0.00
Additional Interest Due                                             0.00               0.00               0.00               0.00
Total Interest Due                                          1,386,100.00         131,250.00         166,950.00       1,684,300.00
Investor Default Amount                                     1,819,311.41         163,411.20         196,093.45       2,178,816.06
Investor Monthly Fees Due                                     835,000.00          75,000.00          90,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                   4,040,411.41         369,661.20         453,043.45       4,863,116.06

Reallocated Investor Finance Charge Collections                                                                     10,122,288.02
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1076%
Base Rate                                                                                                                 5.4432%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A            Class B            Interest             Total
--------------------------------------------                 -------            -------            --------             -----

Beginning Certificates Balance                            501,000,000.00      45,000,000.00      54,000,000.00     600,000,000.00
Interest Distributions                                      1,386,100.00         131,250.00         166,950.00       1,684,300.00
Principal Deposits - Prin. Funding Account                          0.00               0.00               0.00               0.00
Principal Distributions                                             0.00               0.00               0.00               0.00
Total Distributions                                         1,386,100.00         131,250.00         166,950.00       1,684,300.00
Ending Certificates Balance                               501,000,000.00      45,000,000.00      54,000,000.00     600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $5,426,121.96

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $166,950.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $5,259,171.96

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,452,110.49

          a.   Class A Monthly Interest:                        $1,386,100.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,819,311.41
          e.   Excess Spread:                                   $5,246,699.09

     2.   Class B Available Funds:                                $759,171.60

          a.   Class B Monthly Interest:                          $131,250.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $627,921.60

     3.   Collateral Available Funds:                             $911,005.92

          a.   Excess Spread:                                     $911,005.92

     4.   Total Excess Spread:                                  $6,785,626.61

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2005-2 Allocable Principal
          Collections:                                        $199,478,878.95

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                        $154,078,553.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $154,078,553.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,178,816.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $156,257,369.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $54,000,000.00

     2.   Required Collateral Invested Amount:                 $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $156,257,369.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-2

     1.   Excess Spread:                                        $6,785,626.61
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $163,411.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $166,950.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $196,093.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $5,259,171.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4432%
          b.   Prior Monthly Period                                   5.3114%
          c.   Second Prior Monthly Period                            5.1078%

     2.   Three Month Average Base Rate                               5.2874%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                16.1076%
          b.   Prior Monthly Period                                  15.8535%
          c.   Second Prior Monthly Period                           15.3929%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.7846%

XXVIII. Series 2005-3 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations          Interest           Interest
----------------------------------                         -----------          --------           --------

Beginning Invested /Transferor Amount                    906,259,902.65     700,000,000.00     206,259,902.65
Beginning Adjusted Invested Amount                                  N/A     700,000,000.00                N/A
Floating Allocation Percentage                                      N/A           77.2405%           22.7595%
Principal Allocation Percentage                                     N/A           77.2405%           22.7595%
Collections of Finance Chg. Receivables                   15,298,005.33      11,816,261.21       3,481,744.12
Collections of Principal Receivables                     232,725,358.78     179,758,312.90      52,967,045.88
Defaulted Amount                                           3,290,956.05       2,541,952.07         749,003.98

Ending Invested / Transferor Amounts                     914,587,657.19     700,000,000.00     214,587,657.19


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A            Class B            Interest             Total
--------------------------------------                      -------            -------            --------             -----

Principal Funding Account                                          0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00               0.00               0.00
Reserve Draw Amount                                                0.00               0.00               0.00               0.00
Available Reserve Account Amount                                   0.00               0.00               0.00               0.00
Reserve Account Surplus                                            0.00               0.00               0.00               0.00

Coupon  June 15, 2005 to July 14, 2005                          3.2400%            3.3800%            3.4900%
Monthly Interest Due                                       1,472,940.00         138,016.67         171,010.00       1,781,966.67
Outstanding Monthly Interest Due                                   0.00               0.00               0.00               0.00
Additional Interest Due                                            0.00               0.00               0.00               0.00
Total Interest Due                                         1,472,940.00         138,016.67         171,010.00       1,781,966.67
Investor Default Amount                                    2,122,529.98         190,646.41         228,775.69       2,541,952.07
Investor Monthly Fees Due                                    974,166.67          87,500.00         105,000.00       1,166,666.67
Investor Additional Amounts Due
Total Due                                                  4,569,636.64         416,163.07         504,785.69       5,490,585.40

Reallocated Investor Finance Charge Collections                                                                    11,626,286.02
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         15.7894%
Base Rate                                                                                                                5.3462%
Excess Spread Percentage                                                                                                10.5183%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B            Interest             Total
--------------------------------------------                -------            -------            --------             -----

Beginning Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00     700,000,000.00
Interest Distributions                                     1,472,940.00         138,016.67         171,010.00       1,781,966.67
Principal Deposits - Prin. Funding Account                         0.00               0.00               0.00               0.00
Principal Distributions                                            0.00               0.00               0.00               0.00
Total Distributions                                        1,472,940.00         138,016.67         171,010.00       1,781,966.67
Ending Certificates Balance                              584,500,000.00      52,500,000.00      63,000,000.00     700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.52

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $6,306,710.62

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $171,010.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $6,135,700.62

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,707,948.83

          a.   Class A Monthly Interest:                        $1,472,940.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,122,529.98
          e.   Excess Spread:                                   $6,112,478.85

     2.   Class B Available Funds:                                $871,971.45

          a.   Class B Monthly Interest:                          $138,016.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $733,954.78

     3.   Collateral Available Funds:                           $1,046,365.74

          a.   Excess Spread:                                   $1,046,365.74

     4.   Total Excess Spread:                                  $7,892,799.38

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2005-3 Allocable Principal
          Collections:                                        $232,725,358.78

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                        $179,758,312.90

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $179,758,312.90

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,541,952.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $182,300,264.96

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $63,000,000.00

     2.   Required Collateral Invested Amount:                 $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $182,300,264.96

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-3

     1.   Excess Spread:                                        $7,892,799.38
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $190,646.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $171,010.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $228,775.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $6,135,700.62

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.3462%
          b.   Prior Monthly Period                                       N/A
          c.   Second Prior Monthly Period                                N/A

     2.   Three Month Average Base Rate                                   N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.7894%
          b.   Prior Monthly Period                                       N/A
          c.   Second Prior Monthly Period                                N/A

     4.   Three Month Average Series Adjusted Portfolio Yield             N/A

XXIX. Series 2005-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                               Series        Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations         Interest           Interest
----------------------------------                          -----------         --------           --------

Beginning Invested /Transferor Amount                      647,328,501.89    500,000,000.00     147,328,501.89
Beginning Adjusted Invested Amount                                    N/A    500,000,000.00                N/A
Floating Allocation Percentage                                        N/A          77.2405%           22.7595%
Principal Allocation Percentage                                       N/A          77.2405%           22.7595%
Collections of Finance Chg. Receivables                     10,927,146.66      8,440,186.58       2,486,960.09
Collections of Principal Receivables                       166,232,399.13    128,398,794.93      37,833,604.20
Defaulted Amount                                             2,350,682.89      1,815,680.05         535,002.84

Ending Invested / Transferor Amounts                       653,276,897.99    500,000,000.00     153,276,897.99


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                           Class A           Class B            Interest             Total
--------------------------------------                           -------           -------            --------             -----

Principal Funding Account                                            0.00              0.00               0.00               0.00
Investment Proceeds for Monthly Period                               0.00              0.00               0.00               0.00
Reserve Draw Amount                                                  0.00              0.00               0.00               0.00
Available Reserve Account Amount                                     0.00              0.00               0.00               0.00
Reserve Account Surplus                                              0.00              0.00               0.00               0.00

Coupon  June 15, 2005 to July 14, 2005                            3.3100%           3.4900%            3.6600%
Monthly Interest Due                                         1,074,830.56        101,791.67         128,100.00       1,304,722.22
Outstanding Monthly Interest Due                                     0.00              0.00               0.00               0.00
Additional Interest Due                                              0.00              0.00               0.00               0.00
Total Interest Due                                           1,074,830.56        101,791.67         128,100.00       1,304,722.22
Investor Default Amount                                      1,516,092.84        136,176.00         163,411.20       1,815,680.05
Investor Monthly Fees Due                                      695,833.33         62,500.00          75,000.00         833,333.33
Investor Additional Amounts Due
Total Due                                                    3,286,756.73        300,467.67         366,511.20       3,953,735.60

Reallocated Investor Finance Charge Collections                                                                      8,336,378.90
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          15.8670%
Base Rate                                                                                                                 5.4294%
Excess Spread Percentage                                                                                                 10.5183%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                     Class A           Class B            Interest             Total
--------------------------------------------                     -------           -------            --------             -----

Beginning Certificates Balance                             417,500,000.00     37,500,000.00      45,000,000.00     500,000,000.00
Interest Distributions                                       1,074,830.56        101,791.67         128,100.00       1,304,722.22
Principal Deposits - Prin. Funding Account                           0.00              0.00               0.00               0.00
Principal Distributions                                              0.00              0.00               0.00               0.00
Total Distributions                                          1,074,830.56        101,791.67         128,100.00       1,304,722.22
Ending Certificates Balance                                417,500,000.00     37,500,000.00      45,000,000.00     500,000,000.00

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D.   Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $2.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $2.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $4,510,743.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $128,100.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,382,643.30

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,960,876.38

          a.   Class A Monthly Interest:                        $1,074,830.56
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,516,092.84
          e.   Excess Spread:                                   $4,369,952.99

     2.   Class B Available Funds:                                $625,228.42

          a.   Class B Monthly Interest:                          $101,791.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $523,436.75

     3.   Collateral Available Funds:                             $750,274.10

          a.   Excess Spread:                                     $750,274.10

     4.   Total Excess Spread:                                  $5,643,663.84

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           77.2405%

     2.   Series 2005-4 Allocable Principal
          Collections:                                        $166,232,399.13

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                        $128,398,794.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $128,398,794.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,815,680.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $130,214,474.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $45,000,000.00

     2.   Required Collateral Invested Amount:                 $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $130,214,474.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2005-4

     1.   Excess Spread:                                        $5,643,663.84
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $136,176.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $128,100.00
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $163,411.20
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $4,382,643.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 5.4294%
          b.   Prior Monthly Period                                       N/A
          c.   Second Prior Monthly Period                                N/A

     2.   Three Month Average Base Rate                                   N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.8670%
          b.   Prior Monthly Period                                       N/A
          c.   Second Prior Monthly Period                                N/A

     4.   Three Month Average Series Adjusted Portfolio Yield             N/A